UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22758

PIMCO Dynamic Credit Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31, 2013

Date of reporting period: June 30, 2013

ITEM 1. REPORT TO SHAREHOLDERS

PCM Fund, Inc.

PIMCO Dynamic Credit Income Fund

Semiannual Report

June 30, 2013

Contents

2-3	Letter to Stockholders/Shareholders
4-5	Fund Insights
6-7	Performance and Statistics
8-39	Schedules of Investments
40	Statements of Assets and Liabilities
41	Statements of Operations
42-43	Statements of Changes in Net Assets
44	Statements of Cash Flows
45-61	Notes to Financial Statements
62-63	Financial Highlights
64	Annual Stockholder Meeting Results/Proxy Voting Policies & Procedures/Loan Investments and Origination
65-71	Matters Relating to the Directors’/Trustees’ Consideration of the Investment Management & Portfolio Management Agreements

Letter from the Chairman and President & CEO

Hans W. Kertess

Chairman of the Board

Brian S. Shlissel

President & Chief Executive Officer

Dear Stockholders/Shareholders:

The US economy continued to expand throughout the fiscal six-month reporting period ended June 30, 2013. In contrast, growth in many other developed countries moderated and in certain situations fell into recession. Overall, the Federal Reserve’s (the “Fed”) monetary policy supported the US stock market while the US fixed income market was adversely impacted by rising interest rates.

For the reporting period ended June 30, 2013:

■	PCM Fund, Inc. returned 3.74% on net asset value (“NAV”) and 1.57% on market price.

■	PIMCO Dynamic Credit Income Fund returned 1.06% on NAV and -6.52% on market price since its inception on January 31, 2013.

For the six-month reporting period ended June 30, 2013, the US Treasury market, as measured by the Barclays US Treasury Index, returned 0.06% and the Barclays Fixed Rate MBS Index, which measures the performance of investment grade fixed-rate mortgage backed securities, declined 2.04% during the period. The Barclays US Aggregate Index, a broad measure of government and corporate bond performance, fell 2.44% and the Barclays US Credit Index, a measure of corporate bond performance, declined 3.62%.

The US economy continued to grow during the fiscal six-month reporting period however, the pace of expansion was far from robust. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 0.4% during the fourth quarter of 2012. GDP growth rose to 1.8% during the first quarter of 2013, partially due to stronger consumer spending.

While US economic data was mixed, there were continuing signs of the long-awaited recovery in the housing market. In addition unemployment remains elevated although the unemployment rate declined from 7.8% in December 2012 to 7.6% in June 2013 as the pace of new job growth trended higher. Elsewhere, despite concerns of higher tax rates, the “fiscal cliff” and sequestration, consumer spending held up relatively well during the reporting period.

The Fed and other developed country central banks, including the European Central Bank and The Bank of Japan, maintained their accommodative monetary policies during the reporting period. However, following its meeting on June 19, 2013, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” These comments triggered a sharp rise in Treasury yields and falling bond prices. The benchmark 10-year Treasury bond began the fiscal period yielding 1.78% and ended the six-month period at 2.52%.

2	June 30, 2013 |	Semiannual Report

Outlook

As the second half of the year unfolds, the mood appears similar to late December 2012. Market volatility has increased, not due to economic concerns, but rather uncertainties surrounding the Fed tapering its asset purchases. In fact, most economic measures have demonstrated improvement. The housing market has rebounded sharply in recent months, the labor market has picked up and consumer confidence has been on the upswing. At the same time, inflation remains tame.

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Still, there are two major headwinds: fear over the Fed winding down quantitative easing sooner than expected and concerns about China’s economic slowdown and overall emerging market weakness. We expect the Fed’s stance to remain accommodative, even if it starts to taper its purchase program toward the end of the year. Fed tapering is likely to create higher volatility, but we believe that the Fed will only raise interest rates if it is confident the economic recovery is on solid footing. As for China, its cyclical data is showing signs of weakness, but it is our view that it is not weak enough to dramatically curtail growth.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board	President & Chief Executive Officer

Semiannual Report	| June 30, 2013	3

Fund Insights

PCM Fund, Inc.

PIMCO Dynamic Credit Income Fund

PCM Fund, Inc.

For the six-month reporting period ended June 30, 2013, PCM Fund, Inc. (the “Fund”) returned 3.74% on net asset value (“NAV”) and 1.57% on market price, outperforming the unmanaged Barclays CMBS Investment Grade Index1 (the “benchmark index”), which returned -1.31% during the reporting period.

The US fixed income market experienced periods of volatility during the reporting period, all told, weak results were generated. Market volatility was triggered by a number of factors, including uncertainties regarding the sequestration, the ongoing European sovereign debt crisis and geopolitical issues. While the Federal Reserve (the “Fed”) maintained its highly accommodative monetary policy, in June, the Fed indicated that it may begin to taper its asset purchase program sooner than previously anticipated. Against this backdrop, both short- and long-term Treasury yields moved sharply higher and the yield curve steepened.

Most spread sectors (non-US Treasuries) posted negative returns and generally performed in line with equal-duration Treasuries during the six months ended June 30, 2013. One notable exception was high yield corporate bonds, as the Barclays High Yield Index gained 1.42% during the reporting period. In contrast, the overall US fixed income market (as measured by the Barclays US Aggregate Index) declined 2.44%, and the commercial mortgage-backed securities (“CMBS”) market, as measured by the benchmark index, fell 1.31%. For much of the reporting period, the CMBS market benefited from the strengthening economic environment and gradually improving fundamentals. However, the fixed income market’s sell-off in June 2013 also negatively impacted CMBS, which more than offset the gains achieved from the proceeding five months. Within the CMBS market, lower rated securities outperformed higher rated investments, as fixed-rate BBB CMBS returned 0.55%, compared to -1.71% for fixed-rate AAA CMBS.

Spread sector exposures generally produced positive results

The Fund’s exposure to the Banking sector contributed to performance during the reporting period. This sector generated solid results due to improving fundamentals and the ongoing economic recovery. The Fund’s performance was further enhanced by an allocation to non-agency mortgage-backed securities. The sector benefited from overall solid demand from investors looking to generate incremental yield in the low interest rate environment. Supporting non-agency mortgage-backed securities were continued signs of a rebound in the housing market.

Detracting from performance was the Fund’s allocation to super-senior CMBS as CMBS positioned high in the capital structure underperformed the lower rated (less senior) portion of the CMBS capital structure.

1. The Barclays CMBS Investment Grade Index is an index designed to mirror commercial mortgage-backed securities (“CMBS”) of investment grade quality (Baa3/BBB-/BBB- or above) using Moody’s, S&P, and Fitch respectively, with maturity of at least one year.

4	June 30, 2013 |	Semiannual Report

Fund Insights (continued)

PIMCO Dynamic Credit Income Fund

For the period from its inception on January 31, 2013 through June 30, 2013 (the “reporting period”), PIMCO Dynamic Credit Income Fund (the “Fund”) returned 1.06% on net asset value (“NAV”) and -6.52% on market price. In comparison, the 80% Barclays Investment Grade Index/20% BofA High Yield Index (the “benchmark index”) returned -2.26%, the Barclays Global Credit Index, the BofA Merrill Lynch Global High Yield BB/B Constrained Index and the Credit Suisse Leveraged Loan Index returned -3.11%, -0.45% and 1.67%, respectively, during the same period.

The US fixed income market experienced periods of volatility during the reporting period. Market volatility was triggered by a number of factors, including moderating global growth, uncertainties regarding sequestration and the ongoing European sovereign debt crisis. A sharp rise in Treasury yields and falling bond prices were triggered by uncertainties surrounding the Fed tapering its asset purchases.

Sector and duration positioning drive results

An allocation to non-agency mortgage-backed securities contributed to results, as this sector outperformed the broader credit market due to generally positive supply/demand technicals. An emphasis on banking issues enhanced performance, as these bonds outperformed the broad credit market during the reporting period.

Extending the Fund’s duration in the second quarter detracted from performance, as rates rose sharply on the Fed’s taper talk. The Fund’s overweighting compared to the broad market to high yield corporate bonds was detrimental for performance, as their spreads widened during the reporting period. However, this was somewhat offset by the positive impact of the Fund’s exposure to higher coupon high yield corporate bonds. Elsewhere, the Fund’s tactical exposure to emerging market debt was not rewarded, as this asset class underperformed the broad credit market during the period.

Semiannual Report	| June 30, 2013	5

Performance and Statistics

PCM Fund, Inc.

June 30, 2013 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	1.57%	3.74%
1 Year	15.95%	21.52%
5 Year	16.90%	16.90%
10 Year	8.75%	10.21%
Commencement of Operations (9/2/93) to 6/30/13	8.92%	9.39%

Market Price/NAV Performance:

Commencement of Operations (9/2/93) to 6/30/13

Market Price/NAV:
Market Price	$11.73
NAV	$11.30
Premium to NAV	3.81%
Market Price Yield(2)	8.18%
Leverage Ratio(3)	37.57%

Moody’s Rating

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund stock. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the market price per share at June 30, 2013.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

6	June 30, 2013 |	Semiannual Report

Performance and Statistics

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

Total Return(1):	Market Price	NAV
Commencement of Operations (1/31/13) to 6/30/13	–6.52%	1.06%

Market Price/NAV Performance:

Commencement of Operations (1/31/13) to 6/30/13

Market Price/NAV:
Market Price	$22.91
NAV	$23.50
Discount to NAV	(2.51)%
Market Price Yield(2)	8.18%
Leverage Ratio(3)	14.23%

Moody’s Ratings

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund‘s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income and short-term capital gains, if any) by the market price per share at June 30, 2013.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage), minus liabilities (other than liabilities representing Leverage).

Semiannual Report	| June 30, 2013	7

Schedule of Investments

PCM Fund, Inc.

June 30, 2013 (unaudited)

Principal Amount (000s)		Value
Mortgage-Backed Securities – 112.1%
$456	Adjustable Rate Mortgage Trust, 2.888%, 1/25/36 CMO (i)	$361,637
659	Banc of America Alternative Loan Trust, 6.47%, 4/25/37 CMO (i)	507,391
	Banc of America Funding Corp., CMO,
848	2.985%, 12/20/34 (i)	708,763
316	5.562%, 3/20/36 (i)	295,486
1,065	7.00%, 10/25/37	651,797
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.414%, 9/10/47 CMO (g)	2,208,132
	Banc of America Mortgage Trust, CMO (i),
728	2.75%, 6/20/31	742,466
448	2.811%, 6/25/35	422,315
704	3.101%, 11/25/34	693,034
	BCAP LLC Trust, CMO (a)(c)(i),
87	0.393%, 7/26/36	36,707
150	5.006%, 3/26/36	143,517
1,000	BCRR Trust, 5.858%, 7/17/40 CMO (a)(c)(g)(i)	1,105,087
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (i),
1,886	2.674%, 10/25/35	1,851,166
327	2.702%, 5/25/34	307,047
	Bear Stearns ALT-A Trust, CMO (i),
75	2.552%, 5/25/36	39,876
1,537	2.594%, 8/25/36	1,053,187
534	2.727%, 5/25/36	350,111
94	2.888%, 1/25/47	62,555
1,202	2.911%, 11/25/36	793,374
314	3.395%, 9/25/34	304,537
569	3.645%, 8/25/36	387,100
275	4.447%, 7/25/35	212,823
160	Bear Stearns Asset-Backed Securities Trust, 5.50%, 12/25/35 CMO	149,347
	Bear Stearns Commercial Mortgage Securities Trust, CMO,
1,300	5.623%, 3/13/40 (a)(c)(i)	1,301,890
3,000	5.694%, 6/11/50 (g)(i)	3,411,084
2,000	5.905%, 6/11/40 (g)(i)	2,269,805
1,000	6.06%, 5/11/39 (a)(c)(i)	1,013,478
2	6.50%, 2/15/32 (b)	908
1,256	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39 CMO (a)(b)(c)(h) (acquisition cost-$707,844; purchased 11/18/09)	772,407
594	Chase Mortgage Finance Trust, 6.00%, 3/25/37 CMO	518,341
	Citigroup Commercial Mortgage Trust, CMO (i),
87,285	0.652%, 5/15/43 IO (a)(c)	674,978
2,500	5.885%, 12/10/49 (g)	2,844,096
	Citigroup Mortgage Loan Trust, Inc., CMO (i),
399	2.846%, 8/25/35	343,344
530	2.908%, 9/25/35	455,010
508	4.656%, 11/25/36	409,036

8	June 30, 2013 |	Semiannual Report

Schedule of Investments

PCM Fund, Inc.

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$4,012	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49 CMO (g)	$4,432,993
121	CitiMortgage Alternative Loan Trust, 5.50%, 4/25/22 CMO	123,785
1,925	COBALT CMBS Commercial Mortgage Trust, 5.223%, 8/15/48 CMO (g)	2,092,327
	Commercial Mortgage Trust, CMO (a)(c),
690	6.078%, 7/10/46 (i)	724,264
791	6.586%, 7/16/34	908,179
1,500	7.16%, 7/16/34 (i)	1,769,752
	Countrywide Alternative Loan Trust, CMO,
1,479	0.373%, 6/25/47 (g)(i)	1,027,481
2,951	0.402%, 7/20/46 (i)	1,656,954
467	0.473%, 2/25/37 (i)	322,667
1,688	0.483%, 2/25/36 (i)	1,020,148
3,786	1.173%, 12/25/35 (g)(i)	2,706,079
295	6.00%, 11/25/35	208,929
1,190	6.00%, 5/25/37	923,695
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
358	0.513%, 3/25/35 (i)	254,639
290	2.763%, 9/20/36 (i)	190,780
34	2.783%, 2/20/36 (i)	29,581
1,158	3.08%, 9/25/47 (i)	937,959
817	6.00%, 5/25/37	707,307
	Credit Suisse First Boston Mortgage Securities Corp., CMO,
2,588	1.043%, 12/15/35 IO (a)(c)(i)	6,921
127	7.00%, 2/25/33	137,328
625	7.46%, 1/17/35 (i)	626,911
	Credit Suisse Mortgage Capital Certificates, CMO,
4,806	5.467%, 9/15/39 (g)	5,310,463
1,000	5.467%, 9/18/39 (a)(c)(i)	1,089,654
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
389	5.896%, 4/25/36	363,460
306	6.50%, 5/25/36	214,187
2,715	FFCA Secured Lending Corp., 1.073%, 9/18/27 CMO, IO (a)(b)(c)(h)(i) (acquisition cost-$624,854; purchased 11/17/00)	62,678
294	First Horizon Alternative Mortgage Securities Trust, 2.297%, 8/25/35 CMO (i)	60,890
241	First Horizon Mortgage Pass-Through Trust, 2.657%, 4/25/35 CMO (i)	240,375
15,462	FREMF Mortgage Trust, 0.10%, 5/25/20 CMO, IO (e)(i)	74,011
	GMAC Commercial Mortgage Securities, Inc., CMO (a)(c)(i),
695	5.539%, 4/10/40	697,386
1,500	6.957%, 5/15/30 (d)	201,354
1,500	8.576%, 9/15/35	1,502,065
	Greenwich Capital Commercial Funding Corp., CMO,
1,500	5.419%, 1/5/36 (a)(c)(i)	1,512,961
2,000	5.444%, 3/10/39 (g)	2,218,849
	GS Mortgage Securities Corp. II Trust, CMO,
6,416	2.794%, 5/10/45 IO (b)(i)	891,194

Semiannual Report	| June 30, 2013	9

Schedule of Investments

PCM Fund, Inc.

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$2,710	4.805%, 3/6/20 (a)(c)(i)	$2,728,633
5,750	5.56%, 11/10/39 (g)	6,386,525
	GS Mortgage Securities Trust, CMO (a)(c)(i),
17,617	1.667%, 8/10/43 IO	1,319,934
1,670	6.127%, 8/10/43	1,677,932
	Harborview Mortgage Loan Trust, CMO (i),
93	0.382%, 1/19/38	75,101
1,279	0.442%, 1/19/36	831,697
667	5.366%, 6/19/36	475,310
831	IndyMac INDA Mortgage Loan Trust, 2.978%, 6/25/37 CMO (i)	745,564
	IndyMac Index Mortgage Loan Trust, CMO (i),
212	0.993%, 11/25/34	181,791
324	3.156%, 5/25/36	209,623
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
61,000	0.578%, 2/15/46 IO (a)(c)(i)	2,085,346
1,035	1.259%, 3/12/39 IO (a)(c)(i)	23,368
4,100	5.714%, 3/18/51 (a)(c)(e)(g)(i)	4,457,081
1,195	5.794%, 2/12/51 (g)(i)	1,366,327
1,400	5.901%, 2/12/49 (g)(i)	1,576,347
1,150	6.125%, 2/15/51 (g)(i)	1,196,100
384	6.135%, 7/12/37 (a)(c)	384,755
7,000	6.45%, 5/12/34 (i)	7,480,490
303	JPMorgan Mortgage Trust, 2.882%, 7/25/35 CMO (g)(i)	299,579
	LB Commercial Mortgage Trust, CMO,
520	5.60%, 10/15/35 (a)(c)	554,591
950	6.081%, 7/15/44 (i)	1,079,541
1,278	LB-UBS Commercial Mortgage Trust, 5.347%, 11/15/38 CMO (g)	1,418,503
	Lehman Mortgage Trust, CMO,
1,052	6.00%, 5/25/37	1,013,949
462	6.334%, 4/25/36 (i)	440,573
1,386	Luminent Mortgage Trust, 0.363%, 12/25/36 CMO (i)	1,028,570
1,377	MASTR Asset Securitization Trust, 6.00%, 6/25/36 CMO (i)	1,300,887
1,500	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO (g), 5.485%, 3/12/51 (i)	1,666,189
2,300	5.70%, 9/12/49	2,587,410
	MLCC Mortgage Investors, Inc., CMO (i),
522	0.403%, 7/25/30	482,831
397	0.523%, 11/25/29	378,492
126	2.254%, 11/25/35	117,480
478	2.761%, 11/25/35	458,899
315	Morgan Stanley Capital I Trust, 5.692%, 4/15/49 CMO (i)	352,161
	Morgan Stanley Capital I, Inc., CMO,
68,491	0.447%, 11/12/49 IO (a)(c)(i)	615,391
2,000	5.447%, 2/12/44 (g)(i)	2,235,726
558	5.809%, 12/12/49	632,312

10	June 30, 2013 |	Semiannual Report

Schedule of Investments

PCM Fund, Inc.

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$4,000	6.01%, 11/15/30 (a)(c)	$4,238,942
623	Morgan Stanley Dean Witter Capital I, Inc., 6.50%, 11/15/36 CMO (a)(c)	624,851
	Morgan Stanley Mortgage Loan Trust, CMO,
553	3.136%, 1/25/35 (i)	34,212
726	6.00%, 8/25/37	658,329
1,200	Morgan Stanley Re-Remic Trust, zero coupon, 7/17/56 CMO, PO (a)(b)(c)(h) (acquisition cost-$1,120,619; purchased 4/6/11)	1,176,000
21	Ocwen Residential MBS Corp., 7.00%, 10/25/40 CMO (a)(b)(c)(e)(h)(i) (acquisition cost-$1,438; purchased 6/25/08)	41
	RBSCF Trust, CMO (a)(c)(i),
1,000	5.223%, 8/16/48	1,083,697
1,000	5.331%, 2/16/44	1,069,280
1,000	5.336%, 5/16/47 (g)	1,087,308
2,744	6.068%, 2/17/51	2,805,188
549	Regal Trust IV, 2.47%, 9/29/31 CMO (a)(c)(i)	502,401
	Residential Accredit Loans, Inc., CMO,
229	0.373%, 6/25/46 (i)	103,078
718	3.81%, 1/25/36 (i)	542,479
570	6.00%, 8/25/35	499,175
557	6.50%, 9/25/37	438,449
407	Residential Asset Securitization Trust, 6.00%, 3/25/37 CMO	304,934
716	Residential Funding Mortgage Securities I, 6.00%, 6/25/36 CMO	669,755
230	RMF Commercial Mortgage Pass-Through Certificates, 9.35%, 1/15/19 CMO (a)(c)(i)	229,190
	Structured Adjustable Rate Mortgage Loan Trust, CMO (i),
672	4.871%, 11/25/36	642,543
966	5.057%, 4/25/36	768,124
673	5.141%, 1/25/36	523,836
495	5.327%, 9/25/36	405,026
1,402	Structured Asset Mortgage Investments II Trust, 0.403%, 8/25/36 CMO (i)	1,031,299
221	Structured Asset Securities Corp., 5.00%, 5/25/35 CMO	227,079
298	TBW Mortgage-Backed Trust, 6.00%, 7/25/36 CMO	188,926
1,500	TIAA Retail Commercial Trust, 5.77%, 6/19/33 CMO (a)(c)	1,606,352
	Wachovia Bank Commercial Mortgage Trust, CMO,
30,765	1.073%, 10/15/41 IO (a)(c)(i)	269,436
2,500	5.188%, 2/15/41 (a)(c)(i)	2,491,215
1,000	5.509%, 4/15/47	1,103,237
1,825	6.122%, 2/15/51 (g)(i)	2,087,138
1,000	WaMu Commercial Mortgage Securities Trust, 6.294%, 3/23/45 CMO (a)(c)(i)	1,005,905
845	WaMu Mortgage Pass-Through Certificates, 2.475%, 12/25/36 CMO (g)(i)	715,535
2,919	Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.50%, 8/25/36 CMO	1,785,033
114	Wells Fargo Alternative Loan Trust, 5.50%, 7/25/22 CMO	115,089
800	Wells Fargo Mortgage-Backed Securities Trust, 5.626%, 10/25/36 CMO (i)	752,221
	WF-RBS Commercial Mortgage Trust, CMO, IO (a)(c)(i),
2,238	0.999%, 6/15/44	75,340
31,175	1.317%, 2/15/44 (g)	1,354,419
	Total Mortgage-Backed Securities (cost-$124,921,105)	145,730,108

Semiannual Report	| June 30, 2013	11

Schedule of Investments

PCM Fund, Inc.

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 29.2%
	Airlines – 1.9%
$225	Northwest Airlines, Inc., 1.024%, 11/20/15 (MBIA) (g)(i)	$222,309
	United Air Lines Pass-Through Trust (g),
738	6.636%, 1/2/24	789,180
711	9.75%, 7/15/18	817,922
548	10.40%, 5/1/18	630,010
		2,459,421
	Banking – 6.5%
	Ally Financial, Inc.,
10	5.90%, 1/15/19	10,014
126	6.00%, 2/15/19-3/15/19	124,123
30	6.15%, 3/15/16	29,671
20	6.30%, 8/15/19	19,419
16	6.50%, 10/15/16	16,034
23	6.65%, 6/15/18	23,082
25	6.70%, 6/15/18	24,694
84	6.75%, 8/15/16-10/15/18	82,908
2	6.80%, 10/15/18	1,958
12	6.85%, 4/15/16	12,024
174	6.90%, 8/15/18	170,413
193	7.00%, 6/15/17-8/15/18	192,448
46	7.05%, 3/15/18-4/15/18	45,937
6	7.15%, 9/15/18	5,970
60	7.20%, 10/15/17	60,006
133	7.25%, 9/15/17-9/15/18	130,470
297	7.30%, 12/15/17-1/15/18	296,881
76	7.35%, 4/15/18	76,055
20	7.375%, 11/15/16	20,001
36	7.40%, 12/15/17	36,003
26	7.50%, 8/15/17-11/15/17	25,780
8	7.75%, 10/15/17	8,001
37	8.00%, 10/15/17-11/15/17	37,075
5	8.20%, 3/15/17	5,012
322	9.00%, 7/15/20	322,668
800	CIT Group, Inc., 5.25%, 4/1/14 (a)(c)(g)	814,000
2,200	Discover Bank, 7.00%, 4/15/20 (g)	2,569,948
1,200	Morgan Stanley, 0.757%, 10/15/15 (g)(i)	1,177,310
2,000	Regions Financial Corp., 7.75%, 11/10/14 (g)	2,161,864
		8,499,769
	Coal – 0.8%
950	CONSOL Energy, Inc., 8.00%, 4/1/17 (g)	1,004,625
	Diversified Financial Services – 7.3%
1,000	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(c)(g)	1,035,541
	Ford Motor Credit Co. LLC (g),
1,000	6.625%, 8/15/17	1,132,481

12	June 30, 2013 |	Semiannual Report

Schedule of Investments

PCM Fund, Inc.

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Diversified Financial Services (continued)
$500	8.00%, 12/15/16	$586,722
1,600	International Lease Finance Corp., 7.125%, 9/1/18 (a)(c)(g)	1,776,000
800	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(b)(c)(g)(h) (acquisition cost-$809,250; purchased 5/16/13-5/17/13)	780,000
1,000	SLM Corp. (g), 8.00%, 3/25/20	1,086,250
1,100	8.45%, 6/15/18	1,226,500
455	Springleaf Finance Corp. (g), 6.50%, 9/15/17	441,350
1,200	6.90%, 12/15/17	1,183,500
1,544	Toll Road Investors Partnership II L.P., zero coupon, 2/15/45 (MBIA) (a)(b)(c)(h) (acquisition cost-$252,815; purchased 11/20/12)	257,260
		9,505,604
	Electric Utilities – 0.4%
500	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(c)(g)	548,750
250	Escrow Dynegy Holdings, Inc., 7.125%, 5/15/18 (d)(e)	1,395
		550,145
	Engineering & Construction – 1.0%
1,234	Alion Science and Technology Corp., 12.00%, 11/1/14 PIK (g)	1,262,103
	Household Products/Wares – 0.1%
100	Armored Autogroup, Inc., 9.25%, 11/1/18	92,250
	Insurance – 4.8%
	American International Group, Inc. (g),
500	5.45%, 5/18/17	551,976
1,100	6.40%, 12/15/20	1,277,009
2,700	8.175%, 5/15/68 (converts to FRN on 5/15/38)	3,307,500
1,000	Stone Street Trust, 5.902%, 12/15/15 (a)(c)(g)	1,074,830
		6,211,315
	Media – 0.7%
900	Radio One, Inc., 12.50%, 5/24/16 (g)	911,250
	Miscellaneous Manufacturing – 0.2%
334	Colt Defense LLC, 8.75%, 11/15/17 (g)	250,500
	Oil & Gas – 0.2%
285	Global Geophysical Services, Inc., 10.50%, 5/1/17 (g)	249,375
	Pipelines – 0.3%
100	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(c)	88,500
400	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(c)(g)	346,000
		434,500
	Real Estate Investment Trust – 2.7%
2,000	SL Green Realty Corp., 7.75%, 3/15/20 (g)	2,358,174
1,000	Weyerhaeuser Co., 7.375%, 3/15/32 (g)	1,204,668
		3,562,842
	Retail – 2.3%
	CVS Pass-Through Trust (g),
1,588	5.88%, 1/10/28	1,777,460

Semiannual Report	| June 30, 2013	13

Schedule of Investments

PCM Fund, Inc.

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Retail (continued)
$930	7.507%, 1/10/32 (a)(c)	$1,148,303
		2,925,763
	Transportation – 0.0%
40	Western Express, Inc., 12.50%, 4/15/15 (a)(c)	26,600
	Total Corporate Bonds & Notes (cost-$34,515,550)	37,946,062

Asset-Backed Securities – 12.0%
60	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, 5.818%, 2/25/33 (i)	3,326
140	Asset-Backed Securities Corp. Home Equity, 3.442%, 6/21/29 (i)	105,008
438	Associates Manufactured Housing Pass-Through Certificates, 7.15%, 3/15/28 (i)	522,369
411	Bayview Financial Acquisition Trust, 0.475%, 12/28/36 (i)	367,045
	Bear Stearns Asset-Backed Securities Trust (i),
66	0.573%, 6/25/36	63,039
803	3.049%, 7/25/36	748,652
1,261	Bombardier Capital Mortgage Securitization Corp. Trust, 7.83%, 6/15/30 (i)	821,492
	Conseco Finance Securitizations Corp.,
459	7.96%, 5/1/31	378,763
970	9.163%, 3/1/33 (i)	881,640
498	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(c)(h) (acquisition cost-$506,065; purchased 1/4/05-7/21/11)	512,740
668	EMC Mortgage Loan Trust, 0.843%, 2/25/41 (a)(c)(i)	602,927
254	GE Capital Mortgage Services, Inc. Trust, 6.705%, 4/25/29 (i)	245,399
171	GSAA Trust, 0.463%, 6/25/35 (i)	160,062
6,250	IndyMac Residential Asset-Backed Trust, 0.433%, 4/25/47 (i)	3,348,481
56	Keystone Owner Trust, 9.00%, 1/25/29 (a)(b)(c)(e)(h) (acquisition cost-$49,551; purchased 2/25/00)	53,278
2,421	Legg Mason MTG Capital Corp., 7.11%, 3/10/21 (a)(b)(e)(h) (acquisition cost-$2,318,170; purchased 1/29/13)	2,342,522
491	Legg Mason PT, 6.55%, 3/10/20 (a)(c)(e)	477,375
600	Lehman XS Trust, 5.42%, 11/25/35	578,026
2,374	Merrill Lynch First Franklin Mortgage Loan Trust, 0.433%, 5/25/37 (i)	1,471,871
630	Merrill Lynch Mortgage Investors Trust, 0.693%, 6/25/36 (i)	556,618
720	Oakwood Mortgage Investors, Inc., 6.89%, 11/15/32 (i)	246,981
75	Residential Asset Mortgage Products, Inc., 0.563%, 9/25/32 (i)	49,402
58	Southern Pacific Secured Asset Corp., 0.533%, 7/25/29 (i)	49,897
68	Structured Asset Investment Loan Trust, 4.693%, 10/25/33 (i)	5,738
955	UCFC Manufactured Housing Contract, 7.90%, 1/15/28 (i)	954,744
1,856	UPS Capital Business Credit, 3.456%, 4/15/26 (b)(e)(i)	64,588
	Total Asset-Backed Securities (cost-$14,891,323)	15,611,983

U.S. Government Agency Securities (i)- 1.9%
	Freddie Mac, CMO, IO,
3,110	0.827%, 1/25/21	113,796
10,500	3.615%, 6/25/41	2,326,827
	Total U.S. Government Agency Securities (cost-$2,192,422)	2,440,623

14	June 30, 2013 |	Semiannual Report

Schedule of Investments

PCM Fund, Inc.

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
Municipal Bonds – 1.3%
	Arkansas – 0.5%
$760	Little Rock Municipal Property Owners Multipurpose Improvement Dist. No 10, Special Tax, Capital Improvement Projects, 7.20%, 3/1/32, Ser. B	$727,312
	Virginia – 0.2%
245	Lexington Industrial Dev. Auth. Rev., Kendall at Lexington, 8.00%, 1/1/15, Ser. C	244,944
	West Virginia – 0.6%
885	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	763,923
	Total Municipal Bonds (cost-$1,829,935)	1,736,179

Shares
Common Stock – 0.1%
	Oil, Gas & Consumable Fuels – 0.1%
1,294	SemGroup Corp., Class A (cost-$33,638)	69,681

Units
Warrants – 0.0%
	Engineering & Construction – 0.0%
1,100	Alion Science and Technology Corp., expires 11/1/14 (a)(c)(k)	11
	Oil, Gas & Consumable Fuels – 0.0%
1,362	SemGroup Corp., expires 11/30/14 (k)	41,536
	Total Warrants (cost-$6,139)	41,547

Principal Amount (000s)
Short-Term Investments – 4.2%
	U.S. Treasury Obligations – 3.8%
$4,811	U.S. Treasury Bills, 0.124%-0.137%, 5/1/14-5/29/14 (f)(j)	4,805,990
100	U.S. Treasury Notes, 0.25%, 4/30/14	100,068
	Total U.S. Treasury Obligations (cost-$4,905,662)	4,906,058
	Repurchase Agreements – 0.4%
500	Citigroup Global Markets, Inc., dated 6/28/13, 0.20%, due 7/1/13, proceeds $500,008; collateralized by U.S. Treasury Notes, 0.625%, due 9/30/17, valued at $511,075 including accrued interest (cost-$500,000)	500,000
	Total Short-Term Investments (cost-$5,405,662)	5,406,058
	Total Investments (cost-$183,795,774) – 160.8%	208,982,241
	Liabilities in excess of other assets – (60.8)%	(79,006,784)
	Net Assets – 100.0%	$129,975,457

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $58,874,511, representing 45.3% of net assets.

(b)	Illiquid.

(c)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.

Semiannual Report	| June 30, 2013	15

Schedule of Investments

PCM Fund, Inc.

June 30, 2013 (unaudited) (continued)

(e)	Fair-Valued – Securities with an aggregate value of $7,470,291, representing 5.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(f)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(g)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(h)	Restricted. The aggregate acquisition cost of such securities is $6,390,606. The aggregate value is $5,956,926, representing 4.6% of net assets.

(i)	Variable or Floating Rate Security – Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on June 30, 2013.

(j)	Rates reflect the effective yields at purchase date.

(k)	Non-income producing.

(l)	Credit default swap agreements outstanding at June 30, 2013:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Received	Unrealized Appreciation
Deutsche Bank:
SLM	$3,000	3.89%	3/20/19	5.35%	$218,695	$—	$218,695
Royal Bank of Scotland:
Markit ABX.HE AA 06-1	6,798	†	7/25/45	0.32%	(2,035,265)	(3,994,597)	1,959,332
Markit ABX.HE AAA 06-1	2,505	†	7/25/45	0.18%	(88,770)	(250,478)	161,708
Markit ABX.HE AAA 07-1	2,593	†	8/25/37	0.09%	(945,388)	(1,283,544)	338,156

					$(2,850,728)	$(5,528,619)	$2,677,891

†	Credit Spread not quoted for asset-backed securities.
(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(m)	At June 30, 2013, the Fund held $260,000 in cash as collateral in cash as collateral for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(n)	Open reverse repurchase agreements at June 30, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.55%	6/28/13	8/1/13	$229,000	$229,000
	0.62	2/27/13	8/27/13	1,286,742	1,284,000
	0.625	2/25/13	8/26/13	4,598,036	4,588,000
	0.65	6/3/13	7/3/13	831,420	831,000
	0.65	6/11/13	9/9/13	2,111,762	2,111,000
	0.65	6/17/13	9/18/13	501,127	501,000
	0.65	6/25/13	9/25/13	1,364,148	1,364,000
	0.65	6/28/13	9/25/13	831,000	831,000
	0.71	4/22/13	7/22/13	739,019	738,000
	0.71	4/24/13	7/22/13	1,779,399	1,777,000
	0.71	5/22/13	8/26/13	3,203,525	3,201,000
	1.023	5/6/13	8/6/13	2,109,351	2,106,000
	1.023	5/29/13	8/30/13	1,088,019	1,087,000
	1.076	5/1/13	8/1/13	1,534,793	1,532,000
	1.082	4/3/13	7/3/13	2,021,393	2,016,000

16	June 30, 2013 |	Semiannual Report

Schedule of Investments

PCM Fund, Inc.

June 30, 2013 (unaudited) (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Citigroup	0.943%	6/7/13	7/8/13	$8,388,270	$8,383,000
	0.943	6/25/13	7/25/13	1,954,307	1,954,000
Credit Suisse First Boston	0.55	5/24/13	8/23/13	3,223,871	3,222,000
Deutsche Bank	0.58	5/16/13	8/8/13	1,062,787	1,062,000
	0.58	5/23/13	8/20/13	1,215,763	1,215,000
	0.58	5/30/13	8/29/13	1,000,516	1,000,000
	0.58	6/18/13	9/18/13	3,904,818	3,904,000
	0.60	5/20/13	8/20/13	1,320,924	1,320,000
Morgan Stanley	1.10	4/11/13	7/12/13	2,071,113	2,066,000
	1.18	4/11/13	7/12/13	5,814,396	5,799,000
Royal Bank of Canada	0.44	5/16/13	8/16/13	1,273,716	1,273,000
	0.45	5/22/13	8/19/13	1,271,636	1,271,000
	0.45	5/23/13	7/2/13	587,286	587,000
	0.45	6/28/13	10/3/13	553,000	553,000
	1.272	6/24/13	9/25/13	2,052,508	2,052,000
Royal Bank of Scotland	0.48	5/17/13	8/20/13	789,473	789,000
	0.943	6/6/13	7/11/13	999,654	999,000
	0.943	6/17/13	7/17/13	5,956,183	5,954,000
	0.945	6/28/13	7/24/13	1,289,102	1,289,000
	1.092	6/24/13	7/26/13	2,039,433	2,039,000
	1.093	6/17/13	7/17/13	1,891,804	1,891,000
	1.095	6/28/13	7/24/13	2,027,185	2,027,000
	1.18	4/15/13	7/16/13	2,060,187	2,055,000
UBS	0.61	2/22/13	8/22/13	1,304,846	1,302,000

					$78,202,000

(o)	The weighted average daily balance of reverse repurchase agreements during the six months ended June 30, 2013 was $86,177,829 at a weighted average interest rate of 0.93%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at June 30, 2013 was $82,775,729. At June 30, 2013 the Fund held U.S. Treasury Obligations valued at $510,213 as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(p)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/13
Investments in Securities – Assets
Mortgage-Backed Securities	$—	$140,022,975	$5,707,133	$145,730,108
Corporate Bonds & Notes:
Airlines	—	222,309	2,237,112	2,459,421
Electric Utilities	—	548,750	1,395	550,145
All Other	—	34,936,496	—	34,936,496
Asset-Backed Securities	—	12,674,220	2,937,763	15,611,983
U.S. Government Agency Securities	—	2,440,623	—	2,440,623
Municipal Bonds	—	1,736,179	—	1,736,179
Common Stock	69,681	—	—	69,681

Semiannual Report	| June 30, 2013	17

Schedule of Investments

PCM Fund, Inc.

June 30, 2013 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/13

Warrants:
Engineering & Construction	$—	$11	$—	$11
Oil, Gas & Consumable Fuels	41,536	—	—	41,536
Short-Term Investments	—	5,406,058	—	5,406,058
	111,217	197,987,621	10,883,403	208,982,241

Other Financial Instruments* – Assets
Credit Contracts	—	2,677,891	—	2,677,891
Totals	$111,217	$200,665,512	$10,883,403	$211,660,132

At June 30, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended June 30, 2013, was as follows:

	Beginning Balance 12/31/12	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 6/30/13
Investments in Securities – Assets
Mortgage-Backed Securities	$5,767,657	$33,113	$(111,424)	$(4,413)	$(29,067)	$51,267	$—	$—	$5,707,133
Corporate Bonds & Notes:
Airlines	2,469,745	—	(194,559)	—	—	(38,074)	—	—	2,237,112
Electric Utilities	1,403	—	—	—	—	(8)	—	—	1,395
Asset-Backed Securities	74,173	2,857,268	(51,248)	6,479	2,143	(4,330)	53,278	—	2,937,763

Totals	$8,312,978	$2,890,381	$(357,231)	$2,066	$(26,924)	$8,855	$53,278	$—	$10,883,403

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2013.

	Ending Balance at 6/30/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Mortgage-Backed Securities	$4,457,122	Benchmark Pricing	Security Price Reset	$0.20-$108.71
	1,176,000	Third-Party Pricing Vendor	Single Broker Quote	$98.00
	74,011	Interest Only Weighted Average Life Model	Security Price Reset	$0.48
Corporate Bonds & Notes	2,237,112	Third-Party Pricing Vendor	Single Broker Quote	$107.00-$115.00
	1,395	Benchmark Pricing	Security Price Reset	$0.56
Asset-Backed Securities	2,937,763	Benchmark Pricing	Security Price Reset	$3.48-$97.22

*	Other financial instruments are derivatives, such as swap agreements, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because an evaluated price from a third-party pricing vendor was not available.

18	June 30, 2013 |	Semiannual Report

Schedule of Investments

PCM Fund, Inc.

June 30, 2013 (unaudited) (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments held at June 30, 2013, was $(12,140). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(q)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at June 30, 2013:

Location	Credit Contracts
Asset derivatives:
Unrealized appreciation of OTC swaps	$2,677,891

The effect of derivatives on the Statement of Operations for the six months ended June 30, 2013:

Location	Credit Contracts
Net realized gain on:
Swaps	$250,296

Net change in unrealized appreciation/depreciation of:
Swaps	$261,829

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended June 30, 2013:

Credit Default Swap Agreements (1)
Sell
$16,061

(1)	Notional Amount (in thousands)

Financial Assets and Derivative Assets, and Collateral Received as of June 30, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than $0)
Deutsche Bank	$218,695	$—	$(218,695)	$—
Royal Bank of Scotland	2,459,196	—	(2,459,196)	—

Total	$2,677,891	$—	$(2,677,891)	$—

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of June 30, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than $0)
Barclays Bank plc	$24,196,000	$—	$(24,196,000)	$—
Citigroup	10,337,000	—	(10,337,000)	—
Credit Suisse	3,222,000	—	(3,222,000)	—
Deutsche Bank	8,501,000	—	(8,501,000)	—
Morgan Stanley & Co., Inc.	7,865,000	—	(7,865,000)	—
Royal Bank of Canada	5,736,000		(5,702,861)	33,139
Royal Bank of Scotland	17,043,000		(17,043,000)	—
UBS AG	1,302,000	—	(1,277,009)	24,991

Total	$78,202,000	$—	$(78,143,870)	$58,130

Semiannual Report	| June 30, 2013	19

Schedule of Investments

PCM Fund, Inc.

June 30, 2013 (unaudited) (continued)

Glossary:

ABX.HE	-	Asset-Backed Securities Index Home Equity
CMBS	-	Commercial Mortgage-Backed Security
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note
IO	-	Interest Only
MBIA	-	insured by MBIA Insurance Corp.
MBS	-	Mortgage-Backed Securities
OTC	-	Over-the-Counter
PIK	-	Payment-in-Kind
PO	-	Principal Only

20	Semiannual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 51.2%
	Advertising – 0.3%
$3,525	inVentiv Health, Inc., 9.00%, 1/15/18 (a)(d)	$3,692,437
5,500	Sitel LLC, 11.00%, 8/1/17 (a)(d)	5,885,000
		9,577,437
	Aerospace & Defense – 0.2%
7,200	Triumph Group, Inc., 4.875%, 4/1/21 (a)(d)	7,182,000
	Airlines – 0.1%
2,721	American Airlines Pass-Through Trust, 8.625%, 4/15/23	2,890,913
	Auto Components – 0.8%
2,000	Cooper-Standard Holding, Inc., 7.375%, 4/1/18 PIK (a)(d)	1,995,000
14,089	Pittsburgh Glass Works LLC, 8.50%, 4/15/16 (a)(d)	14,018,555
	Schaeffler Finance BV,
€4,000	4.25%, 5/15/18	5,128,499
$4,500	4.75%, 5/15/21 (a)(d)	4,297,500
		25,439,554
	Banking – 8.7%
	Banco do Brasil S.A. (a)(d)(h),
10,000	6.25%, 4/15/24	8,825,000
6,000	9.25%, 4/15/23	6,555,000
£2,600	Barclays Bank PLC, 14.00%, 6/15/19 (h)	5,179,880
$36,500	BPCE S.A., 12.50%, 9/30/19 (a)(d)(h)	44,621,250
1,200	CIT Group, Inc., 4.75%, 2/15/15 (a)(d)	1,222,500
25,000	Citigroup, Inc., 5.875%, 2/22/33 (j)	24,123,875
	Eksportfinans ASA,
1,300	2.00%, 9/15/15	1,254,500
500	2.375%, 5/25/16	481,250
700	5.50%, 5/25/16	732,725
2,500	5.50%, 6/26/17	2,600,000
30,000	Goldman Sachs Group, Inc., 6.75%, 10/1/37 (j)	30,849,720
2,500	ICICI Bank Ltd., 5.00%, 1/15/16	2,590,475
	LBG Capital No. 2 PLC,
€4,000	8.875%, 2/7/20	5,595,010
£4,100	15.00%, 12/21/19	8,692,835
€7,052	15.00%, 12/21/19	12,865,611
$50,000	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a)(d)(h)(j)	67,222,800
17,375	Regions Financial Corp., 7.375%, 12/10/37	19,546,875
€4,000	Societe Generale S.A., 9.375%, 9/4/19 (h)	5,727,258
	UBS AG (j),
$10,000	7.25%, 2/22/22 (l)	10,674,320
19,000	7.625%, 8/17/22	20,875,889
		280,236,773
	Building Materials – 1.3%
2,000	Associated Materials LLC, 9.125%, 11/1/17 (a)(d)	2,110,000
	Cemex Finance LLC (a)(d)(j),
28,500	9.375%, 10/12/22	31,207,500
5,000	9.50%, 12/14/16	5,312,500

Semiannual Report	| June 30, 2013	21

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Building Materials (continued)
	Corp. GEO S.A.B. de C.V. (a)(d)(f),
$5,200	8.875%, 3/27/22	$2,340,000
2,500	9.25%, 6/30/20	1,125,000
		42,095,000
	Chemicals – 2.3%
8,000	Ashland, Inc., 6.875%, 5/15/43 (a)(d)	8,200,000
	INEOS Group Holdings S.A. (a)(d),
4,500	6.125%, 8/15/18	4,308,750
€6,500	6.50%, 8/15/18	8,114,170
$34,385	Perstorp Holding AB, 8.75%, 5/15/17 (a)(d)	34,556,925
3,500	Phosagro OAO via Phosagro Bond Funding Ltd., 4.204%, 2/13/18 (a)(d)(j)	3,456,250
16,500	Vertellus Specialties, Inc., 9.375%, 10/1/15 (a)(d)	15,015,000
		73,651,095
	Coal – 1.6%
	Mongolian Mining Corp. (j),
4,500	8.875%, 3/29/17 (a)(d)	3,847,500
7,375	8.875%, 3/29/17	6,305,625
6,000	Walter Energy, Inc., 8.50%, 4/15/21 (a)(d)(j)	4,830,000
35,104	Westmoreland Coal Co., 10.75%, 2/1/18	36,683,680
		51,666,805
	Commercial Services – 2.2%
12,000	American Residential Services LLC, 12.00%, 4/15/15 (a)(d)	12,120,000
2,250	Ceridian Corp., 11.00%, 3/15/21 (a)(d)	2,497,500
45,650	DynCorp International, Inc., 10.375%, 7/1/17 (j)	46,106,500
11,045	Harland Clarke Holdings Corp., 9.75%, 8/1/18 (a)(d)	11,542,025
		72,266,025
	Distribution/Wholesale – 0.4%
2,000	American Builders & Contractors Supply Co., Inc., 5.625%, 4/15/21 (a)(d)	1,970,000
10,000	HD Supply, Inc., 11.50%, 7/15/20	11,625,000
		13,595,000
	Diversified Financial Services – 5.3%
4,000	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(d)	3,040,000
13,175	Cantor Fitzgerald L.P., 7.875%, 10/15/19 (a)(d)(j)	13,643,253
7,500	CNH Capital LLC, 3.625%, 4/15/18 (a)(d)	7,162,500
	International Lease Finance Corp.,
300	6.75%, 9/1/16 (a)(d)	325,500
3,000	8.625%, 9/15/15 (j)	3,296,250
7,250	Jefferies Finance LLC, 7.375%, 4/1/20 (a)(d)	7,068,750
€16,700	KION Finance S.A., 6.75%, 2/15/20	23,503,722
$26,500	Nationstar Mortgage LLC, 6.50%, 7/1/21	25,572,500
12,000	Patriot Merger Corp., 9.00%, 7/15/21 (a)(b)(d)(e)(k) (acquisition cost-$12,000,000; purchased 6/19/13)	11,790,000
15,550	SLM Corp., 5.625%, 8/1/33 (j)	12,984,250

22	June 30, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Diversified Financial Services (continued)
	Springleaf Finance Corp.,
€2,900	4.125%, 11/29/13	$3,774,783
$18,200	5.40%, 12/1/15	18,245,500
600	5.75%, 9/15/16	588,000
19,100	6.50%, 9/15/17 (j)	18,527,000
20,900	6.90%, 12/15/17	20,612,625
		170,134,633
	Electric Utilities – 2.3%
	Energy Future Intermediate Holding Co. LLC,
47,500	10.00%, 12/1/20 (j)	52,250,000
15,057	12.25%, 3/1/22 (a)(d)	16,713,270
5,000	Yellowstone Energy L.P., 5.75%, 12/31/26 (a)(b)(d)(g)(k) (acquisition cost-$5,000,000; purchased 4/5/13)	4,780,774
		73,744,044
	Electronics – 0.2%
8,000	Flextronics International Ltd., 4.625%, 2/15/20 (a)(d)(j)	7,800,000
	Engineering & Construction – 0.5%
14,292	Alion Science and Technology Corp., 12.00%, 11/1/14 PIK	14,613,059
	Food & Beverage – 1.5%
25,000	Hawk Acquisition Sub, Inc., 4.25%, 10/15/20 (a)(d)(j)	23,968,750
24,000	HJ Heinz Finance Co., 7.125%, 8/1/39 (a)(d)(j)	25,560,000
		49,528,750
	Hand/Machine Tools – 0.1%
3,000	Milacron LLC, 7.75%, 2/15/21 (a)(d)	3,007,500
	Healthcare-Products – 0.9%
27,880	Accellent, Inc., 10.00%, 11/1/17 (j)	25,789,000
€2,200	Ontex IV S.A., 7.50%, 4/15/18	2,959,560
		28,748,560
	Healthcare-Services – 0.2%
$372	Apria Healthcare Group, Inc., 12.375%, 11/1/14	378,045
5,850	CRC Health Corp., 10.75%, 2/1/16	5,956,031
		6,334,076
	Household Products/Wares – 0.4%
7,725	Armored Autogroup, Inc., 9.25%, 11/1/18	7,126,312
4,750	Sun Products Corp., 7.75%, 3/15/21 (a)(d)	4,738,125
		11,864,437
	Insurance – 1.1%
28,145	American International Group, Inc., 8.175%, 5/15/68 (converts to FRN on 5/15/38) (j)	34,477,625
	Internet – 0.1%
4,100	Ancestry.com, Inc., 11.00%, 12/15/20 (a)(d)	4,551,000
	Iron/Steel – 0.1%
4,500	Bluescope Steel Ltd., 7.125%, 5/1/18 (a)(d)	4,590,000
	Lodging – 0.2%
5,000	Station Casinos LLC, 7.50%, 3/1/21 (a)(d)	5,075,000
	Machinery-Diversified – 0.1%
2,000	Liberty Tire Recycling, 11.00%, 10/1/16 (a)(d)	2,010,000

Semiannual Report	| June 30, 2013	23

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Media – 5.9%
£7,000	Arqiva Broadcast Finance PLC, 9.50%, 3/31/20	$11,019,280
$17,500	Clear Channel Communications, Inc., 9.00%, 3/1/21	16,712,500
52,650	McClatchy Co., 9.00%, 12/15/22 (a)(d)(j)	55,545,750
€26,700	Nara Cable Funding II Ltd., 8.50%, 3/1/20	36,971,348
$58,654	Radio One, Inc., 12.50%, 5/24/16 (j)	59,387,350
10,555	Spanish Broadcasting System, Inc., 12.50%, 4/15/17 (a)(d)	11,452,175
		191,088,403
	Mining – 0.3%
7,000	Freeport-McMoRan Copper & Gold, Inc., 5.45%, 3/15/43 (a)(b)(d)(j)(k) (acquisition cost-$6,968,080; purchased 2/28/13)	6,200,215
3,500	St. Barbara Ltd., 8.875%, 4/15/18 (a)(b)(d)(k) (acquisition cost-$3,482,255; purchased 3/22/13)	3,237,500
		9,437,715
	Miscellaneous Manufacturing – 0.0%
1,000	Trinseo Materials Operating SCA, 8.75%, 2/1/19 (a)(d)	960,000
	Oil & Gas – 2.4%
16,000	Continental Resources, Inc., 4.50%, 4/15/23 (a)(d)	15,580,000
1,000	Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (a)(d)	1,055,000
6,000	Forbes Energy Services Ltd., 9.00%, 6/15/19	5,940,000
3,500	Hiland Partners L.P., 7.25%, 10/1/20 (a)(d)	3,622,500
1,500	LBC Tank Terminals Holding Netherlands BV, 6.875%, 5/15/23 (a)(b)(d)(k) (acquisition cost-$1,500,000; purchased 5/8/13)	1,511,250
20,000	Millennium Offshore Services Superholdings LLC, 9.50%, 2/15/18 (a)(d)	20,600,000
5,000	OGX Austria GmbH (a)(d), 8.375%, 4/1/22	1,500,000
40,250	8.50%, 6/1/18	13,081,250
15,000	Penn Virginia Corp., 8.50%, 5/1/20 (a)(d)	14,587,500
740	Welltec A/S, 8.00%, 2/1/19 (a)(d)	773,300
		78,250,800
	Paper & Forest Products – 1.8%
7,000	Millar Western Forest Products Ltd., 8.50%, 4/1/21 (j)	6,947,500
47,010	Tembec Industries, Inc., 11.25%, 12/15/18	51,005,850
		57,953,350
	Pipelines – 0.4%
1,500	Genesis Energy L.P., 5.75%, 2/15/21 (a)(d)	1,470,000
4,750	Regency Energy Partners L.P., 4.50%, 11/1/23 (a)(d)	4,310,625
7,000	Sabine Pass Liquefaction LLC, 5.625%, 4/15/23 (a)(d)	6,632,500
		12,413,125
	Retail – 0.9%
8,000	Coinstar, Inc., 6.00%, 3/15/19 (a)(d)	8,010,000
	Enterprise Inns PLC,
£742	6.50%, 12/6/18	1,111,075
2,360	6.875%, 2/15/21	3,427,916
1,950	6.875%, 5/9/25	2,817,589
$4,000	Logan’s Roadhouse, Inc., 10.75%, 10/15/17	3,730,000
£8,007	Spirit Issuer PLC, 5.472%, 12/28/34 (l)	10,595,071
		29,691,651

24	June 30, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Storage/Warehousing – 0.6%
$19,000	Algeco Scotsman Global Finance PLC, 8.50%, 10/15/18 (a)(d)	$19,000,000
	Telecommunications – 7.1%
	Intelsat Luxembourg S.A. (a)(d),
5,000	6.75%, 6/1/18	5,062,500
17,000	8.125%, 6/1/23	17,616,250
£43,100	Lynx I Corp., 6.00%, 4/15/21 (j)	65,326,113
$18,000	MetroPCS Wireless, Inc., 6.625%, 4/1/23 (a)(d)	18,382,500
	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (a)(d),
10,000	7.748%, 2/2/21	10,687,500
15,000	9.125%, 4/30/18	17,137,500
25,000	VimpelCom Holdings BV, 5.95%, 2/13/23 (a)(d)	23,500,000
£47,379	Virgin Media Secured Finance PLC, 5.50%, 1/15/21 (j)	70,619,848
		228,332,211
	Tobacco – 0.3%
$10,750	Vector Group Ltd., 7.75%, 2/15/21	11,153,125
	Transportation – 0.6%
5,727	Aviation Capital Group Corp., 6.75%, 4/6/21 (a)(b)(d)(j)(k) (acquisition cost-$6,196,614; purchased 2/4/13)	6,037,833
€10,000	Hapag-Lloyd AG, 9.00%, 10/15/15	13,374,448
		19,412,281
	Total Corporate Bonds & Notes (cost-$1,709,163,516)	1,652,771,947

Senior Loans (a)(c) – 41.9%
	Apparel & Textiles – 0.2%
$4,988	Calceus Acquisition, Inc., 5.75%, 2/1/20	5,007,029
	Chemicals – 2.2%
	Al Chem & Cy S.C.A.,
4,938	4.50%, 10/3/19, Term B1	4,944,113
2,562	4.50%, 10/3/19, Term B2 (b)(k) (acquisition cost-$2,549,250; purchased 3/12/13)	2,565,262
5,000	8.25%, 4/3/20	5,075,000
14,963	Axalta Coating Systems U.S. Holdings, Inc., 4.75%, 2/1/20	14,993,233
25,000	Tronox, Inc., 4.50%, 3/19/20	25,160,725
19,949	Univar, Inc., 5.00%, 6/30/17, Term B	19,559,444
		72,297,777
	Commercial Services – 1.5%
20,000	Nielsen Holdings NV, 3.00%, 2/21/14 (b)(e)(k) (acquisition cost-$19,900,000; purchased 3/1/13)	19,933,333
29,825	ServiceMaster Corp., 4.25%, 1/31/17	29,579,006
		49,512,339
	Computers – 1.4%
	Dell, Inc. (b)(e)(k),
27,077	5.00%, 11/6/13 (acquisition cost-$26,941,538; purchased 3/8/13)	27,003,938
16,923	6.25%, 11/6/13 (acquisition cost-$16,838,462; purchased 3/8/13)	16,877,461
		43,881,399

Semiannual Report	| June 30, 2013	25

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Diversified Financial Services – 0.4%
$5,000	Nuveen Investments, Inc., 4.195%, 5/13/17	$4,985,000
7,000	Patriot Merger Corp., 5.25%, 7/1/20, Term B (e)	6,985,419
		11,970,419
	Entertainment – 2.1%
9,581	Caesars Entertainment Operating Co., 5.443%, 1/28/18, Term B6	8,487,268
39,900	Station Casinos LLC, 5.00%, 3/1/20, Term B	39,979,800
19,888	Zuffa LLC, 4.50%, 2/25/20, Term B	19,788,093
		68,255,161
	Financial Services – 0.4%
12,753	Springleaf Finance Corp., 5.50%, 5/10/17	12,786,854
	Food & Beverage – 4.5%
22,700	Albertson’s, LLC, 4.25%, 3/21/16, Term B	22,707,319
22,274	Candy Intermediate Holdings, Inc., 7.50%-8.50%, 6/18/18	22,204,245
100,500	HJ Heinz Co., 3.50%, 6/5/20, Term B2	100,619,092
		145,530,656
	Healthcare-Products – 2.9%
£40,000	Alliance Boots Ltd., 3.487%, 7/9/17, Term B (e)	59,882,522
	Bausch & Lomb, Inc.,
$13,234	3.526%, 11/25/16	13,234,287
6,592	4.00%, 5/17/19	6,609,595
10,000	6.25%, 5/31/18 (b)(k) (acquisition cost-$9,925,000; purchased 4/3/13)	10,012,500
5,000	Rite Aid Corp., 5.75%, 8/21/20	5,096,875
		94,835,779
	Healthcare-Services – 2.4%
10,945	Air Medical Group Holdings, Inc., 6.50%, 5/29/18	11,081,812
25,935	American Renal Holdings, Inc., 4.50%, 8/20/19	25,789,116
15,000	Apria Healthcare Group, Inc., 6.75%, 4/5/20	14,962,500
	Catalent Pharma Solutions, Inc.,
9,950	4.25%, 9/15/17, Term B2	9,925,125
2,000	6.50%, 12/31/17	1,992,500
4,988	Covis Pharmaceuticals Holdings, 6.00%, 4/4/19	4,991,655
9,975	United Surgical Partners International, Inc., 4.75%, 4/3/19, Term B	10,002,930
		78,745,638
	Household Products/Wares – 0.8%
27,431	Sun Products Corp., 5.50%, 3/18/20	27,179,788
	Insurance – 0.8%
14,925	AmWINS Group, Inc., 5.00%, 2/22/20	14,984,700
9,950	Asurion LLC, 4.50%, 5/24/19, Term B1	9,881,594
		24,866,294
	Internet – 0.5%
	Ancestry.com, Inc.,
2,613	4.25%, 5/15/18, Term B2	2,613,318
7,288	5.25%, 12/28/18	7,282,966
4,975	WaveDivision Holdings LLC, 4.00%, 8/31/19 (b)(k) (acquisition cost-$4,975,000; purchased 2/7/13)	4,966,707
		14,862,991

26	June 30, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Iron/Steel – 1.1%
$34,825	FMG America Finance, Inc., 5.25%, 10/18/17	$34,681,885
	Leisure – 0.1%
5,000	Regent Seven Seas Cruises, Inc., 4.75%, 12/21/18, Term B	5,003,125
	Lodging – 3.8%
	Hilton Hotels Corp.,
15,479	3.565%, 11/12/15, Term B	15,304,619
65,374	3.693%, 11/12/15, Term C	64,557,313
43,424	3.943%, 11/12/15, Term D	42,772,363
		122,634,295
	Media – 1.1%
25,000	CSC Holdings LLC, 2.695%, 4/17/20	24,781,250
4,975	Foxco Acquisition Sub LLC, 5.50%, 7/14/17, Term B	5,032,995
7,400	Salem Communications Corp., 4.50%, 3/14/20, Term B	7,443,164
		37,257,409
	Mining – 1.4%
29,849	Noranda Aluminum Acquisition Corp., 5.75%, 2/28/19, Term B	29,251,889
14,919	Walter Energy, Inc., 5.75%, 4/1/18, Term B	14,698,894
		43,950,783
	Oil & Gas – 1.1%
11,000	NFR Energy LLC, 8.75%, 12/31/18	11,000,000
9,975	Philadelphia Energy Solutions LLC, 6.25%, 4/4/18, Term B (b)(k) (acquisition cost-$9,825,375; purchased 4/3/13)	9,962,531
14,963	Saxon Energy Services, Inc., 5.50%, 2/15/19, Term B	14,864,316
		35,826,847
	Pharmaceuticals – 1.8%
7,960	Par Pharmaceutical Companies, Inc., 4.25%, 9/28/19, Term B	7,923,750
50,000	Valeant Pharmaceuticals International, Inc., 4.50%, 6/27/20, Term B (e)	49,977,700
		57,901,450
	Pipelines – 1.4%
45,411	NGPL PipeCo LLC, 6.75%, 9/15/17, Term B	45,383,044
	Real Estate – 3.8%
16,958	Realogy Corp., 4.50%, 3/5/20	17,052,886
	Toys R Us Properties Ltd. (g),
£60,000	5.95%, 2/14/20, Term A	91,533,027
10,000	8.25%, 2/14/20, Term B	15,255,504
		123,841,417
	Real Estate Investment Trust – 0.6%
$17,248	Equity Office Properties Trust, 1.393%, 2/5/14 (g)	18,181,940
	Retail – 0.3%
3,500	Advantage Sales & Marketing, 8.25%, 6/18/18 (b)(k) (acquisition cost-$3,500,000; purchased 2/14/13)	3,517,500
7,500	American Builders & Contractors Supply Co., Inc., 3.50%, 4/16/20, Term B	7,459,823
		10,977,323
	Semiconductors – 0.5%
15,000	Freescale Semiconductor, Inc., 5.00%, 3/1/20, Term B4	14,901,570

Semiannual Report	| June 30, 2013	27

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
	Software – 1.0%
$9,500	First Data Corp., 4.193%, 3/24/17	$9,326,625
12,000	4.193%, 3/24/18, Term B	11,722,500
9,975	SunGard Data Systems, Inc., 4.00%, 3/8/20, Term E	10,016,566
		31,065,691
	Telecommunications – 3.6%
24,875	Alcatel-Lucent USA, Inc., 7.25%, 1/30/19, Term C	25,149,670
34,813	Intelsat Jackson Holdings Ltd., 4.25%, 4/2/18, Term B1	34,932,217
10,000	Light Tower Fiber LLC, 4.50%, 4/1/20, Term B	9,977,000
5,000	Syniverse Holdings, Inc., 4.00%, 4/23/19	4,997,915
39,900	Univision Communications, Inc., 4.50%, 3/1/20, Term C2	39,614,994
		114,671,796
	Transportation – 0.2%
6,484	Commercial Barge Line Co., 7.50%, 9/15/19, Term B	6,289,237
	Total Senior Loans (cost-$1,355,117,509)	1,352,299,936

Mortgage-Backed Securities – 15.0%
	Adjustable Rate Mortgage Trust, CMO (l),
2,873	3.779%, 11/25/37 (a)(d)	1,828,220
8,602	5.507%, 3/25/37	6,472,201
	Alternative Loan Trust, CMO,
3,394	0.893%, 10/25/35 (l)	2,495,114
4,675	5.50%, 2/25/36	4,138,448
1,597	6.00%, 4/25/36	1,329,658
19,305	6.00%, 4/25/37	14,767,191
19,746	6.00%, 8/25/37	15,174,705
923	American Home Mortgage Assets Trust, 6.25%, 6/25/37 CMO	607,792
7,474	American Home Mortgage Investment Trust, 6.10%, 1/25/37 CMO (a)(d)	4,984,855
	Banc of America Alternative Loan Trust, CMO,
2,404	6.00%, 11/25/35	2,058,026
3,171	6.00%, 4/25/36	2,389,841
4,308	6.00%, 7/25/46	3,514,918
6,959	6.50%, 2/25/36	5,849,593
	Banc of America Funding Corp., CMO,
6,997	2.701%, 9/20/46 (l)	5,563,613
8,553	5.906%, 8/26/36 (a)(b)(d)(k)(l) (acquisition cost-$4,575,932; purchased 3/5/13)	4,709,562
11,097	6.00%, 10/25/37	7,873,836
735	Banc of America Mortgage Trust, 6.00%, 10/25/36 CMO	648,838
980	BCAP LLC Trust, 17.00%, 7/26/36 CMO (a)(b)(d)(k) (acquisition cost-$1,020,855; purchased 5/16/13)	1,019,822
3,022	Bear Stearns Adjustable Rate Mortgage Trust, 2.469%, 2/25/36 CMO (l)	1,982,931
	Bear Stearns ALT-A Trust, CMO (l),
7,065	0.363%, 8/25/36	3,865,723
7,949	0.693%, 1/25/36	4,601,538
5,473	2.576%, 3/25/36	3,757,527

28	June 30, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$13,784	2.635%, 4/25/37	$8,888,367
3,029	2.943%, 5/25/36	1,685,178
6,776	5.246%, 9/25/35	5,344,755
€10,000	Celtic Residential Irish Mortgage Securitisation No. 12 Ltd., 0.409%, 3/18/49 CMO (l)	10,087,783
$16,606	CHL Mortgage Pass-Through Trust, 2.622%, 3/20/36 CMO (l)	16,348,333
	Citigroup Mortgage Loan Trust, Inc., CMO,
8,611	2.749%, 7/25/36 (l)	5,254,047
2,294	2.833%, 7/25/46 (l)	1,769,422
2,250	5.466%, 4/25/37 (l)	1,949,966
2,019	6.50%, 9/25/36 (a)(b)(d)(k) (acquisition cost-$1,465,279; purchased 4/24/13)	1,406,228
	Countrywide Alternative Loan Trust, CMO,
20,026	5.50%, 12/25/35	18,350,078
4,851	5.50%, 5/25/36	4,096,548
3,338	6.00%, 1/25/37	2,664,795
14,019	6.00%, 2/25/37	11,179,628
1,485	6.25%, 12/25/36 (l)	1,178,031
2,427	6.50%, 9/25/37	1,876,082
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
57,664	2.063%, 3/25/46 (l)	41,733,367
11,346	6.00%, 1/25/38	9,908,277
794	Credit Suisse First Boston Mortgage Securities Corp., 6.00%, 1/25/36 CMO	607,793
	Credit Suisse Mortgage Capital Certificates, CMO (a)(d),
24,266	2.727%, 10/26/36 (l)	14,277,446
32,140	5.75%, 5/26/37	28,795,569
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
1,009	6.50%, 10/25/21	857,549
6,285	6.50%, 5/25/36	4,316,630
5,806	6.75%, 8/25/36	4,331,393
1,975	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, 5.50%, 12/25/35 CMO	1,676,905
13,040	GSR Mortgage Loan Trust, 5.50%, 11/25/35 CMO	12,376,612
	Harborview Mortgage Loan Trust, CMO (l),
2,082	2.817%, 6/19/45	1,320,863
1,874	5.366%, 6/19/36	1,335,621
3,289	Impac Secured Assets Trust, 0.363%, 1/25/37 CMO (l)	2,380,146
2,357	IndyMac Index Mortgage Loan Trust, 2.958%, 6/25/36 CMO (l)	1,707,146
	JPMorgan Alternative Loan Trust, CMO,
2,022	2.629%, 5/25/36 (l)	1,508,631
2,713	6.00%, 12/25/35	2,379,796
1,983	6.05%, 11/25/36 (l)	1,537,339
7,638	JPMorgan Resecuritization Trust, 4.873%, 4/26/36 CMO (a)(b)(d)(k)(l) (acquisition cost-$3,131,646; purchased 6/19/13)	3,093,175
1,144	Lehman XS Trust, 1.093%, 8/25/47 CMO (l)	793,325
3,760	MASTR Adjustable Rate Mortgages Trust, 0.893%, 2/25/36 CMO (l)	2,418,640

Semiannual Report	| June 30, 2013	29

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$20,686	Merrill Lynch Mortgage Investors Trust, 3.006%, 3/25/36 CMO (l)	$14,085,893
10,000	Morgan Stanley Capital I, Inc., 5.862%, 7/12/44 CMO (l)	9,739,940
4,264	Morgan Stanley Mortgage Loan Trust, 2.605%, 11/25/37 CMO (l)	3,240,054
	RBSSP Resecuritization Trust, CMO (a)(d),
8,672	3.161%, 9/26/35 (l)	5,280,458
5,067	5.50%, 5/26/36	2,978,801
1,500	9.445%, 6/26/37 (b)(k)(l) (acquisition cost-$900,000; purchased 5/20/13)	916,153
	Residential Accredit Loans, Inc., CMO,
1,415	0.343%, 2/25/37 (l)	1,062,597
4,230	5.75%, 1/25/34	4,545,357
6,997	6.00%, 12/25/35	6,032,984
3,534	6.00%, 4/25/36	2,894,549
9,729	6.00%, 5/25/36	7,871,736
3,649	6.00%, 6/25/36	2,861,077
6,928	6.00%, 8/25/36	5,443,678
5,353	6.00%, 11/25/36	4,183,523
10,520	6.25%, 2/25/37	8,240,367
2,660	6.50%, 9/25/37	2,094,722
	Residential Asset Securitization Trust, CMO,
1,494	6.00%, 2/25/36	1,187,564
2,724	6.00%, 5/25/36	2,474,453
	Residential Funding Mortgage Securities I, CMO,
12,613	5.50%, 3/25/36	11,229,807
2,998	6.00%, 10/25/36	2,731,656
	Sequoia Mortgage Trust, CMO (l),
1,681	1.087%, 2/20/34	1,618,973
1,568	2.084%, 9/20/32	1,445,994
3,201	Structured Adjustable Rate Mortgage Loan Trust, 2.495%, 4/25/36 CMO (l)	2,737,084
21	Structured Asset Mortgage Investments II Trust, 0.403%, 5/25/46 CMO (l)	12,814
18,893	Structured Asset Securities Corp., 5.50%, 10/25/35 CMO	15,305,845
4,544	Washington Mutual Alternative Mortgage Pass-Through Certificates, 0.433%, 1/25/47 CMO (l)	2,628,927
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
4,179	5.75%, 11/25/35	3,476,863
15,021	5.967%, 5/25/36	10,184,326
19,317	6.221%, 7/25/36	10,205,992
3,325	6.449%, 7/25/36	1,755,965
8,995	Wells Fargo Mortgage Loan Trust, 2.837%, 3/27/37 CMO (a)(d)(l)	5,344,287
	Total Mortgage-Backed Securities (cost-$481,460,966)	482,881,855

Asset-Backed Securities – 4.4%
4,520	Accredited Mortgage Loan Trust, 0.473%, 4/25/36 (l)	3,051,199
43,147	Anthracite CDO I Ltd., 6.00%, 5/24/37 (a)(d)	43,254,628
	Argent Securities Trust (l),
22,087	0.343%, 7/25/36	8,435,789
818	0.343%, 9/25/36	334,629

30	June 30, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$2,405	Asset Backed Funding Certificates, 1.243%, 3/25/34 (l)	$1,776,056
1,404	Bear Stearns Asset-Backed Securities Trust, 3.889%, 10/25/36 (l)	1,208,576
	Citigroup Mortgage Loan Trust, Inc. (l),
650	0.393%, 1/25/37	523,067
7,000	0.603%, 10/25/35	5,733,525
	Countrywide Asset-Backed Certificates (l),
13,600	0.333%, 7/25/37	9,397,301
1,528	0.433%, 4/25/36	1,025,516
1,600	0.943%, 3/25/34	1,485,328
9,520	Fieldstone Mortgage Investment Trust, 0.363%, 7/25/36 (l)	4,787,303
1,800	First Frankin Mortgage Loan Trust, 1.003%, 4/25/35 (a)(d)(l)	1,612,474
	GSAMP Trust (l),
2,000	0.463%, 4/25/36	998,197
1,323	2.743%, 10/25/33	1,216,040
1,443	HSI Asset Securitization Corp. Trust, 0.483%, 11/25/35 (l)	1,291,268
5,100	IndyMac Residential Asset-Backed Trust, 0.433%, 4/25/47 (l)	2,732,361
	JPMorgan Mortgage Acquisition Trust,
2,726	0.34%, 7/25/36 (l)	1,260,457
20,000	5.381%, 10/25/36	15,377,410
2,000	5.464%, 11/25/36	1,809,730
20,516	Lehman XS Trust, 5.474%, 5/25/37 (l)	16,878,249
	Morgan Stanley ABS Capital I, Inc. Trust (l),
12,790	0.343%, 11/25/36	6,692,329
400	0.663%, 7/25/35	334,495
800	Morgan Stanley Home Equity Loan Trust, 0.663%, 8/25/35 (l)	737,513
1,038	New Century Home Equity Loan Trust, 3.193%, 1/25/33 (l)	894,471
	Option One Mortgage Loan Trust (l),
1,000	0.333%, 1/25/37	512,509
991	0.443%, 3/25/37	520,426
2,942	Renaissance Home Equity Loan Trust, 5.612%, 4/25/37	1,644,330
	Soundview Home Equity Loan Trust (l),
4,957	0.343%, 6/25/37	2,560,794
4,743	0.453%, 2/25/37	2,201,502
919	Specialty Underwriting & Residential Finance Trust, 0.543%, 3/25/37 (l)	501,727
1,700	Structured Asset Investment Loan Trust, 1.093%, 9/25/34 (l)	1,506,603
	Total Asset-Backed Securities (cost-$143,711,011)	142,295,802

U.S. Treasury Obligations – 3.1%
99,503	U.S. Treasury Notes, 0.25%, 1/31/15 (i)(j) (cost-$99,479,270)	99,477,726

U.S. Government Agency Securities (b) – 1.4%
	Fannie Mae, CMO,
38,527	3.00%, 1/25/42-1/25/43 IO	5,000,482
5,366	3.50%, 8/25/32 IO	777,151
5,396	5.807%, 8/25/38 IO (l)	664,454
10,195	5.957%, 2/25/43 IO (l)	2,117,373

Semiannual Report	| June 30, 2013	31

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
$11,104	6.447%, 12/25/36 IO (l)	$1,595,719
17,995	6.457%, 4/25/37 IO (l)	3,074,730
3,639	8.65%, 10/25/42 (l)	3,633,560
	Freddie Mac, CMO, IO,
44,036	2.50%, 11/15/27	5,067,150
6,949	3.00%, 2/15/33	1,013,523
9,761	3.50%, 8/15/42	1,816,213
26,300	4.00%, 3/15/27-9/15/39	4,239,786
7,413	6.008%, 9/15/41-9/15/42 (l)	1,544,788
7,589	6.308%, 12/15/34 (l)	876,360
	Ginnie Mae, CMO, IO,
4,014	3.50%, 6/20/42	681,389
10,161	4.00%, 3/20/42-9/20/42	1,866,968
20,958	4.50%, 10/16/42	4,767,960
6,018	5.928%, 8/20/42 (l)	1,254,843
6,084	6.058%, 12/20/40 (l)	1,288,854
7,380	6.458%, 1/20/41 (l)	1,376,127
9,168	6.508%, 8/16/39 (l)	1,700,536
	Total U.S. Government Agency Securities (cost-$44,118,828)	44,357,966

Shares
Preferred Stock – 1.2%
	Banking – 1.2%
40,000	Ally Financial, Inc., 7.00%, 7/29/13 (a)(d)(h) (cost-$38,900,000)	38,021,252

Principal Amount (000s)
Municipal Bonds – 0.6%
	Ohio – 0.6%
$22,805	Buckeye Tobacco Settlement Financing Auth. Rev., 6.50%, 6/1/47, Ser. A-2 (cost-$21,411,250)	20,138,411

Short-Term Investments – 4.8%
	U.S. Treasury Obligations – 2.4%
8,374	U.S. Treasury Bills, 0.041%-0.097%, 8/22/13-2/6/14 (i)(m)	8,372,646
	U.S. Treasury Notes,
10,028	0.25%, 3/31/14 (i)(j)	10,035,050
31,500	0.25%, 4/30/14 (i)(j)	31,521,546
15,200	1.00%, 5/15/14 (i)(j)	15,308,361
5,100	1.875%, 4/30/14	5,172,216
8,000	2.25%, 5/31/14 (i)(j)	8,150,784
	Total U.S. Treasury Obligations (cost-$78,578,700)	78,560,603

32	June 30, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

Principal Amount (000s)		Value
Repurchase Agreements – 2.4%
$40,200	Banc of America Securities LLC, dated 6/28/13, 0.14%, due 7/1/13, proceeds $40,200,469; collateralized by U.S. Treasury Bills, zero coupon, due 6/26/14, valued at $41,007,974 including accrued interest	$40,200,000
37,000	TD Securities (USA) LLC, dated 6/28/13, 0.19%, due 7/1/13, proceeds $37,000,586; collateralized by U.S. Treasury Notes, 0.875%, due 11/30/16, valued at $37,823,659 including accrued interest	37,000,000
	Total Repurchase Agreements (cost-$77,200,000)	77,200,000
	Total Short-Term Investments (cost-$155,778,700)	155,760,603
	Total Investments (cost-$4,049,141,050) – 123.6%	3,988,005,498
	Liabilities in excess of other assets – (23.6)%	(762,715,174)
	Net Assets – 100.0%	$3,225,290,324

Notes to Schedule of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $2,261,271,098, representing 70.1% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on June 30, 2013.

(d)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after June 30, 2013.

(f)	In default.

(g)	Fair-Valued – Securities with an aggregate value of $129,751,245, representing 4.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(j)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(k)	Restricted. The aggregate acquisition cost of such securities is $140,695,286. The aggregate value is $139,541,744, representing 4.3% of net assets.

(l)	Variable or Floating Rate Security – Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on June 30, 2013.

(m)	Rates reflect the effective yields at purchase date.

(n)	Futures contracts outstanding at June 30, 2013:

Type		Contracts	Value (000s)	Expiration Date	Unrealized Appreciation
Short:	5-Year Deliverable Interest Rate Swap Futures	(475)	$(46,491)	9/16/13	$572,388

Semiannual Report	| June 30, 2013	33

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

(o)	Credit default swap agreements outstanding at June 30, 2013:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Received	Unrealized Appreciation
BNP Paribas:
Barclays Bank	€5,000	2.45%	6/20/18	3.00%	$174,368	$(15,070)	$189,438
Goldman Sachs:
J.C. Penney Corp., Inc.	$5,000	6.36%	6/20/16	5.00%	(172,818)	(300,000)	127,182
J.C. Penney Corp., Inc.	10,000	7.79%	6/20/18	5.00%	(1,053,291)	(1,400,000)	346,709
JPMorgan Chase:
J.C. Penney Corp., Inc.	5,000	7.79%	6/20/18	5.00%	(526,645)	(700,000)	173,355

					$(1,578,386)	$(2,415,070)	$836,684

Centrally cleared sell protection swap agreements:

Broker (Exchange)/Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston (ICE):
Dow Jones CDX.HY-19 5-Year Index	$172,000	†	12/20/17	5.00%	$7,352,790	$3,544,990
Dow Jones CDX.HY-20 5-Year Index	236,000	†	6/20/18	5.00%	6,777,396	(2,639,279)
UBS (ICE):
Dow Jones CDX.HY-19 5-Year Index	571,400	†	12/20/17	5.00%	24,426,651	12,178,651
Dow Jones CDX.HY-20 5-Year Index	156,900	†	6/20/18	5.00%	4,505,819	(1,770,181)

					$43,062,656	$11,314,181

†	Credit Spread not quoted for asset-backed securities.
(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2013 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(p)	Interest rate swap agreements outstanding at June 30, 2013:

OTC swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type			Upfront Premiums Paid (Received)	Unrealized Depreciation
Swap Counterparty			Payments Made	Payments Received	Value
Bank of America	$500,000	7/31/18	3-Month USD-LIBOR	1.05%	$(12,727,292)	$(36,553)	$(12,690,739)
Citigroup	500,000	7/31/18	3-Month USD-LIBOR	1.05%	(12,727,272)	62,671	(12,789,943)
Goldman Sachs	600,000	7/31/18	3-Month USD-LIBOR	1.05%	(15,272,776)	7,068	(15,279,844)

					$(40,727,340)	$33,186	$(40,760,526)

34	June 30, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

Centrally cleared swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Unrealized Appreciation (Depreciation)
Broker (Exchange)			Payments Made	Payments Received
UBS (CME)	$802,500	6/19/18	1.00%	3-Month USD-LIBOR	$21,037,160	$18,331,160
UBS (CME)	850,000	3/20/23	3-Month USD-LIBOR	2.00%	(45,128,104)	(42,023,644)

					$(24,090,944)	$(23,692,484)

(q)	Forward foreign currency contracts outstanding at June 30, 2013:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2013	Unrealized Appreciation (Depreciation)
Purchased:
4,798,000 British Pound settling 7/2/13	Barclays Bank	$7,534,155	$7,297,516	$(236,639)
39,700,000 British Pound settling 7/2/13	Citigroup	61,777,012	60,381,698	(1,395,314)
147,631,000 British Pound settling 7/2/13	Goldman Sachs	227,971,790	224,539,304	(3,432,486)
47,510,000 British Pound settling 7/2/13	Royal Bank of Scotland	74,143,251	72,260,314	(1,882,937)
2,059,000 Euro settling 9/17/13	Barclays Bank	2,747,320	2,680,996	(66,324)
Sold:
147,631,000 British Pound settling 8/2/13	Goldman Sachs	227,925,286	224,492,062	3,433,224
39,700,000 British Pound settling 7/2/13	HSBC Bank	61,696,976	60,381,698	1,315,278
199,939,000 British Pound settling 7/2/13	UBS	302,155,415	304,097,134	(1,941,719)
103,516,000 Euro settling 9/17/13	Citigroup	137,744,601	134,786,770	2,957,831

				$(1,249,086)

(r)	At June 30, 2013, the Fund held $900,000 in cash as collateral and pledged cash collateral of $35,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(s)	Open reverse repurchase agreements at June 30, 2013:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	(0.75)%	4/12/13	4/10/15	$4,662,131	$4,670,000
	0.55	6/18/13	7/17/13	23,395,646	23,391,000
	0.65	4/30/13	8/5/13	9,958,135	9,947,000
	0.71	4/30/13	8/5/13	28,249,501	28,215,000
Deutsche Bank	(0.625)	6/19/13	6/18/15	4,429,077	4,430,000
	(0.25)	4/29/13	4/29/15	2,962,703	2,964,000
	(0.25)	5/16/13	5/16/15	2,048,346	2,049,000
	0.58	6/6/13	9/4/13	29,275,787	29,264,000
	0.58	6/21/13	9/18/13	26,930,338	26,926,000
	0.58	6/26/13	9/26/13	18,711,507	18,710,000
	0.65	4/29/13	7/31/13	10,610,055	10,598,000
	0.65	5/3/13	7/31/13	10,218,874	10,208,000
	0.65	6/13/13	7/31/13	10,456,135	10,450,000
	0.65	6/18/13	7/31/13	31,962,802	31,946,000

Semiannual Report	| June 30, 2013	35

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Royal Bank of Canada	0.45%	4/11/13	7/11/13	$32,237,608	$32,205,000
	0.45	4/29/13	7/11/13	19,574,403	19,559,000
	0.45	6/14/13	9/17/13	20,355,325	20,351,000
	0.57	5/17/13	11/15/13	40,695,975	40,667,000
	0.57	6/5/13	12/4/13	16,825,924	16,819,000
	0.75	5/14/13	11/14/13	39,842,553	39,802,750
	0.75	6/26/13	12/23/13	18,845,963	18,844,000
Royal Bank of Scotland	0.63	6/6/13	9/6/13	72,255,091	72,223,207
UBS	0.42	4/11/13	7/10/13	26,865,364	26,840,000
	0.45	6/4/13	7/10/13	18,203,141	18,197,000
	0.45	6/5/13	7/10/13	15,952,183	15,947,000

					$535,222,957

(t)	The weighted average daily balance of reverse repurchase agreements during the period ended June 30, 2013 was $210,856,210, at a weighted average interest rate of 0.41%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at June 30, 2013 was $542,932,509.

(u)	Sale-buybacks: The weighted average borrowing for sale-buybacks during the period ended June 30, 2013 was $44,245,663 at a weighted average interest rate of 0.12%. There were no open sale-buybacks at June 30, 2013.

(v)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/13

Investments in Securities – Assets

Corporate Bonds & Notes:
Airlines	$—	$—	$2,890,913	$2,890,913
Electric Utilities	—	68,963,270	4,780,774	73,744,044
All Other	—	1,576,136,990	—	1,576,136,990

Senior Loans:
Real Estate	—	17,052,886	106,788,531	123,841,417
Real Estate Investment Trust	—	—	18,181,940	18,181,940
All Other	—	1,210,276,579	—	1,210,276,579
Mortgage-Backed Securities	—	482,881,855	—	482,881,855
Asset-Backed Securities	—	142,295,802	—	142,295,802
U.S. Treasury Obligations	—	99,477,726	—	99,477,726
U.S. Government Agency Securities	—	44,357,966	—	44,357,966
Preferred Stock	—	38,021,252	—	38,021,252
Municipal Bonds	—	20,138,411	—	20,138,411
Short-Term Investments	—	155,760,603	—	155,760,603
	—	3,855,363,340	132,642,158	3,988,005,498

36	June 30, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 6/30/13

Other Financial Instruments* – Assets
Credit Contracts	$—	$16,560,325	$—	$16,560,325
Foreign Exchange Contracts	—	7,706,333	—	7,706,333
Interest Rate Contracts	572,388	18,331,160	—	18,903,548
	572,388	42,597,818	—	43,170,206

Other Financial Instruments* – Liabilities
Credit Contracts	—	(4,409,460)	—	(4,409,460)
Foreign Exchange Contracts	—	(8,955,419)	—	(8,955,419)
Interest Rate Contracts	—	(82,784,170)	—	(82,784,170)
	—	(96,149,049)	—	(96,149,049)
Totals	$572,388	$3,801,812,109	$132,642,158	$3,935,026,655

At June 30, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period ended June 30, 2013, was as follows:

	Beginning Balance 1/31/13**	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 6/30/13
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$—	$2,951,543	$(90,134)	$(3,609)	$(4,452)	$37,565	$—	$—	$2,890,913
Electric Utilities	—	5,000,000	—	—	—	(219,226)	—	—	4,780,774
Senior Loans:
Real Estate	—	106,774,539	—	—	—	13,992	—	—	106,788,531
Real Estate Investment Trust	—	17,938,128	—	(222,144)	—	465,956	—	—	18,181,940

Totals	$—	$132,664,210	$(90,134)	$(225,753)	$(4,452)	$298,287	$—	$—	$132,642,158

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2013.

	Ending Balance at 6/30/13	Valuation Technique Used	Unobservable Inputs	Input Values

Investments in Securities – Assets
Corporate Bonds & Notes	$2,890,913	Third-Party Pricing Vendor	Single Broker Quote	$106.25
	4,780,774	Benchmark Pricing	Security Price Reset	$95.62
Senior Loans	124,970,471	Benchmark Pricing	Security Price Reset	$105.41-152.56

*	Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Commencement of operations.

Semiannual Report	| June 30, 2013	37

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

The net unrealized appreciation/depreciation of Level 3 investments held at June 30, 2013, was $298,287. Net realized gain (loss) and net unrealized appreciation/depreciation are reflected on the Statement of Operations.

(w)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at June 30, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total

Asset derivatives:
Unrealized appreciation of OTC swaps	$—	$836,684	$—	$836,684
Receivable for variation margin on futures contracts*	7,424	—	—	7,424
Unrealized appreciation of forward foreign currency contracts	—	—	7,706,333	7,706,333

Total asset derivatives	$7,424	$836,684	$7,706,333	$8,550,441

Liability derivatives:
Unrealized depreciation of OTC swaps	$(40,760,526)	$—	$—	$(40,760,526)
Payable for variation margin on centrally cleared swaps**	(223,693)	(5,380,251)	—	(5,603,944)
Unrealized depreciation of forward foreign currency contracts	—	—	(8,955,419)	(8,955,419)

Total liability derivatives	$(40,984,219)	$(5,380,251)	$(8,955,419)	$(55,319,889)

*	Included in net appreciation of $572,388 on futures contracts as reported in note (n) of the Notes to Schedule of Investments.

**	Included in net depreciation of $12,378,303 on centrally cleared swaps as reported in note (o) and (p) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the period ended June 30, 2013:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$604,673	$—	$—	$604,673
Swaps	2,947,973	65,611,409	—	68,559,382
Foreign currency transactions (forward foreign currency contracts)	—	—	5,014,345	5,014,345

Total net realized gain	$3,552,646	$65,611,409	$5,014,345	$74,178,400

Net unrealized appreciation/depreciation of:
Futures contracts	$572,388	$—	$—	$572,388
Swaps	(64,453,010)	12,150,865	—	(52,302,145)
Foreign currency transactions (forward foreign currency contracts)	—	—	(1,249,086)	(1,249,086)

Total net unrealized appreciation/depreciation	$(63,880,622)	$12,150,865	$(1,249,086)	$(52,978,843)

38	June 30, 2013 |	Semiannual Report

Schedule of Investments

PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited) (continued)

The average volume (measured at each fiscal quarter-end) of derivative activity during the period ended June 30, 2013:

Futures Contracts (1)	Forward Foreign Currency Contracts (2)		Credit Default Swap Agreements (3)		Interest Rate Swap Agreements (3)
Short	Purchased	Sold	Sell	Sell
(475)	$187,086,764	$695,850,757	$1,390,650	€5,000	$3,252,500

(1)	Number of contracts

(2)	U.S. $ Value on origination date

(3)	Notional Amount (in thousands)

Financial Assets and Derivative Assets, and Collateral Received as of June 30, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount (not less than 0)
BNP Paribas	$189,438	$—	$(189,438)	$—
Citigroup	2,957,831	(2,957,831)	—	—
Goldman Sachs	3,907,115	(3,907,115)	—	—
HSBC Bank	1,315,278	—	(810,000)	505,278
JPMorgan Chase	173,355	—	(173,355)	—

Total	$8,543,017	$(6,864,946)	$(1,172,793)	$505,278

Financial Liabilities and Derivative Liabilities, and Collateral Pledged as of June 30, 2013:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount (not less than 0)
Bank of America	$12,690,739	$—	$(12,511,177)	$179,562
Barclays Bank plc	66,525,963	—	(66,525,963)	—
Citigroup	14,185,257	(2,957,831)	(10,684,874)	542,552
Deutsche Bank	147,545,000	—	(147,545,000)	—
Goldman Sachs	18,712,330	(3,907,115)	(14,805,215)	—
Royal Bank of Canada	188,247,750	—	(188,247,750)	—
Royal Bank of Scotland	74,106,144	—	(72,256,102)	1,850,042
UBS AG	62,925,719	—	(61,610,396)	1,315,323

Total	$584,938,902	$(6,864,946)	$(574,186,477)	$3,887,479

Glossary:

	£-	British Pound
CDO	-	Collateralized Debt Obligation
CDX.HY	-	Credit Derivatives Index High Yield
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
ICE	-	Intercontinental Exchange
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
OTC	-	Over-the-Counter
PIK	-	Payment-in-Kind

See accompanying Notes to Financial Statements	| June 30, 2013 |	Semiannual Report	39

Statements of Assets and Liabilities

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

	PCM	Dynamic Credit Income

Assets:
Investments, at value (cost-$183,795,774 and $4,049,141,050, respectively)	$208,982,241	$3,988,005,498
Cash	538,446	3,215,016
Foreign currency, at value (cost-$0 and $215,791, respectively)	–	215,374
Unrealized appreciation of OTC swaps	2,677,891	836,684
Unsettled reverse repurchase agreements	1,613,000	–
Interest receivable	1,386,106	43,608,310
Receivable from broker	25,979	–
Receivable for variation margin on futures contracts	–	7,424
Swap premiums paid	–	69,739
Deposits with brokers for futures contracts collateral	–	35,000
Receivable for investments sold	–	21,895,117
Unrealized appreciation of forward foreign currency contracts	–	7,706,333
Receivable for principal paydowns	–	78,219
Prepaid expenses and other assets	13,005	–
Total Assets	215,236,668	4,065,672,714

Liabilities:
Payable for investments purchased	–	220,383,373
Payable for reverse repurchase agreements	78,202,000	535,222,957
Payable to brokers for cash collateral received	260,000	900,000
Payable for variation margin on centrally cleared swaps	–	5,603,944
Payable for terminated swaps	5,687	–
Swap premiums received	5,528,619	2,451,623
Dividends payable	920,547	21,440,839
Investment management fees payable	140,906	3,574,392
Interest payable for reverse repurchase agreements	79,512	301,610
Interest payable for cash collateral received	3	11,013
Unrealized depreciation of forward foreign currency contracts	–	8,955,419
Unrealized depreciation of OTC swaps	–	40,760,526
Offering costs payable	–	405,680
Accrued expenses	123,937	371,014
Total Liabilities	85,261,211	840,382,390
Net Assets	$129,975,457	$3,225,290,324

Composition of Net Assets:
Common Stock/Shares:
Par value ($0.001 per common stock and $0.00001 per share, respectively)	$11,507	$1,372
Paid-in-capital in excess of par	143,550,571	3,274,353,061
Undistributed (dividends in excess of) net investment income	608,646	(14,560,086)
Accumulated net realized gain (loss)	(42,059,625)	78,722,958
Net unrealized appreciation (depreciation)	27,864,358	(113,226,981)
Net Assets	$129,975,457	$3,225,290,324
Common Stock/Shares Issued and Outstanding	11,506,846	137,221,372
Net Asset Value Per Common Stock/Share	$11.30	$23.50

40	Semiannual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Statements of Operations

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Period or Six Months ended June 30, 2013 (unaudited)

	PCM	Dynamic Credit Income *

Investment Income:
Interest	$7,826,257	$83,326,280
Dividends	246	700,000
Miscellaneous	–	4,653,861
Total Investment Income	7,826,503	88,680,141

Expenses:
Investment management	886,846	16,539,109
Interest	402,517	323,173
Audit and tax services	37,711	45,009
Legal	37,394	68,260
Shareholder/Stockholder communications	26,545	124,110
Custodian and accounting agent	25,994	241,421
Transfer agent	12,248	10,838
New York Stock Exchange listing	8,333	–
Directors/Trustees	4,551	101,025
Insurance	3,887	–
Miscellaneous	1,313	25,906
Total Expenses	1,447,339	17,478,851

Net Investment Income	6,379,164	71,201,290

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(341,286)	204,888
Futures contracts	–	604,673
Swaps	250,296	68,559,382
Foreign currency transactions	–	9,354,015
Net change in unrealized appreciation/depreciation of:
Investments	(1,651,312)	(61,135,552)
Futures contracts	–	572,388
Swaps	261,829	(52,302,145)
Foreign currency transactions	–	(361,672)
Net Realized and Change in Unrealized Loss	(1,480,473)	(34,504,023)
Net Increase in Net Assets Resulting from Investment Operations	$4,898,691	$36,697,267

*	For the period January 31, 2013 (commencement of operations) through June 30, 2013.

See accompanying Notes to Financial Statements	| June 30, 2013 |	Semiannual Report	41

PCM Fund, Inc.

Statement of Changes in Net Assets

	Six Months ended June 30, 2013 (unaudited)	Year ended December 31, 2012
Investment Operations:
Net investment income	$6,379,164	$12,164,228
Net realized loss	(90,990)	(1,435,262)
Net change in unrealized appreciation/depreciation	(1,389,483)	23,497,440
Net increase in net assets resulting from investment operations	4,898,691	34,226,406
Dividends to Stockholders from Net Investment Income	(5,521,406)	(12,809,055)

Capital Stock Transactions:
Reinvestment of dividends	137,047	233,480
Total increase (decrease) in net assets	(485,668)	21,650,831

Net Assets:
Beginning of period	130,461,125	108,810,294
End of period*	$129,975,457	$130,461,125
* Including undistributed (dividends in excess of) net investment income of:	$608,646	$(249,112)

Common Stock Issued in Reinvestment of Dividends	11,417	21,592

42	Semiannual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

PIMCO Dynamic Credit Income Fund

Statement of Changes in Net Assets

For the Period from January 31, 2013† through June 30, 2013 (unaudited)
Investment Operations:
Net investment income	$71,201,290
Net realized gain	78,722,958
Net unrealized depreciation	(113,226,981)
Net increase in net assets resulting from investment operations	36,697,267
Dividends to Shareholders from Net Investment Income	(85,761,376)

Share Transactions:
Net proceeds from the sale of shares	3,275,757,438
Offering costs charged to paid-in capital in excess of par	(1,815,000)
Reinvestment of dividends	311,983
Net increase in net assets from share transactions	3,274,254,421
Total increase in net assets	3,225,190,312

Net Assets:
Beginning of period	100,012
End of period*	$3,225,290,324
* Including dividends in excess of net investment income of:	$(14,560,086)

Shares Issued and Reinvested:
Issued	137,204,500
Issued in reinvestment of dividends	12,683
Net Increase	137,217,183

†	Commencement of operations.

See accompanying Notes to Financial Statements	| June 30, 2013 |	Semiannual Report	43

Statements of Cash Flows

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Period or Six Months ended June 30, 2013

	PCM	Dynamic Credit Income *

Increase in Cash and Foreign Currency from:

Cash Flows provided by (used for) Operating Activities:
Net increase in net assets resulting from investment operations	$4,898,691	$36,697,267

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by (used for) Operating Activities:
Purchases of long-term investments	(9,977,555)	(5,721,990,966)
Proceeds from sales of long-term investments	22,056,584	1,974,404,161
(Purchases) sales of short-term portfolio investments, net	2,158,537	(302,549,227)
Net change in unrealized appreciation/depreciation	1,389,483	113,226,981
Net realized (gain) loss	90,990	(78,722,958)
Net amortization/accretion on investments	(518,463)	1,199,870
Increase in receivable for investments sold	–	(21,895,117)
(Increase) decrease in interest and dividends receivable	26,507	(43,608,310)
Increase in receivable for principal paydown	–	(78,219)
Proceeds from futures contracts transactions	–	1,169,637
Increase in deposits with brokers for futures contracts collateral	–	(35,000)
Increase in receivable from broker	(1,952)	–
Increase in prepaid expenses	(9,097)	–
Increase in payable for investments purchased	–	220,383,373
Increase in payable to brokers for cash collateral received	–	900,000
Net cash provided by swap transactions	148,073	64,166,907
Net cash provided by foreign currency transactions	–	10,241,429
Increase (decrease) in investment management fees payable	(13,008)	3,574,392
Increase in interest payable on cash collateral	3	11,013
Increase in accrued offering costs	–	405,680
Increase in accrued expenses	3,391	371,014

Net cash provided by (used for) operating activities	20,252,184	(3,742,128,073)

Cash Flows provided by (used for) Financing Activities:
Payments for reverse repurchase agreements	(303,154,000)	(2,905,671,500)
Proceeds on reverse repurchase agreements	290,171,000	3,440,894,457
Decrease in unsettled reverse repurchase agreements	451,000	–
Increase (decrease) in interest payable for reverse repurchase agreements	(17,132)	301,610
Cash dividends paid (excluding reinvestment of dividends of $137,047 and $311,983, respectively)	(7,165,339)	(64,008,554)
Proceeds from common shares sold	–	3,275,757,438
Offering costs and underwriting discount paid	–	(1,815,000)

Net cash provided by (used for) financing activities	(19,714,471)	3,745,458,451

Net increase in cash and foreign currency	537,713	3,330,378

Cash and foreign currency, beginning of period	733	100,012

Cash and foreign currency, end of period	$538,446	$3,430,390

Cash paid for interest primarily related to participation in reverse repurchase agreement transactions was $419,646, and $10,550, respectively.
*	For the period January 31, 2013 (commencement of operations) through June 30, 2013.

44	Semiannual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies

PCM Fund, Inc. (“PCM”) and PIMCO Dynamic Credit Income Fund (“Dynamic Credit Income”), (each a “Fund” and collectively the “Funds”) commenced operations on September 2, 1993 and January 31, 2013, respectively. Prior to commencing operations, the Funds had no operations other than matters relating to their organization as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Dynamic Credit Income sold and issued 4,189 shares at an aggregate price of $100,012 to Allianz Asset Management of America L.P. (“AAM”). PCM is organized as a Maryland corporation. Dynamic Credit Income is organized as a Massachusetts business trust. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Funds’ investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of AAM. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. PCM has the authority to issue 300 million shares of $0.001 par value common stock. Dynamic Credit Income has authorized unlimited amount of shares with $0.00001 par value.

Dynamic Credit Income issued 121,000,000 shares in its initial public offering. An additional 16,204,500 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $1,815,000 (representing approximately $0.015 per share) were offset against the proceeds of the offering and over-allotment option and have been charge to paid-in capital in excess of par. The

Sub-Adviser paid all organizational costs of approximately $25,000.

PCM’s primary investment objective is to achieve high current income. Capital gain from the disposition of investments is a secondary objective of the Fund. Dynamic Credit Income’s primary investment objective is to seek current income. Capital appreciation is a secondary objective of the Fund. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In June 2013, the Financial Accounting Standards Board issued guidance that creates a two tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or

Semiannual Report	| June 30, 2013	45

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

after December 15, 2013 and the Funds’ interim periods within those fiscal years. The Funds’ management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures and centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Directors/Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The

Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S.

46	June 30, 2013 |	Semiannual Report

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relations to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Semiannual Report	| June 30, 2013	47

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign

48	June 30, 2013 |	Semiannual Report

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps – Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows.

Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The valuation techniques used by the Funds to measure fair value during the period ended June 30, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or

Semiannual Report	| June 30, 2013	49

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Facility fees and other fees received after settlement date relating to senior loans and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Funds’ management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Funds’ financial statements at June 30, 2013. The federal income tax returns for the prior three years or since inception, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

PCM declares dividends from net investment income to stockholders monthly and distributions of net realized capital gains, if any are paid at least annually.

Dynamic Credit Income intends to declare monthly distributions from net investment income but may fund a portion of it’s distributions with gains from the sale of portfolio securities and other sources.

The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders/stockholders from return of capital.

(f) Foreign Currency Translation

Dynamic Credit Income’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

Dynamic Credit Income does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or

50	June 30, 2013 |	Semiannual Report

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the terms of the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. At period end, PCM and Dynamic Credit Income had investments in repurchase agreements with a gross value $500,000 and $77,200,000, respectively, on the Statements of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns the Funds obtain on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings.

Semiannual Report	| June 30, 2013	51

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(k) Sale-Buybacks

A Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a

Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Investment Manager or otherwise cover its obligations under sale-buyback transactions.

(l) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or

52	June 30, 2013 |	Semiannual Report

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

1. Organization and Significant Accounting Policies (continued)

indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(m) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(n) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(o) Interest Expense

Interest expense primarily relates to the Funds’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(p) Securities traded on to-be-announced basis

The Funds may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Funds commit to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Funds, normally 15 to 45 days later. Beginning on the date the Funds enter into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Semiannual Report	| June 30, 2013	53

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent Dynamic Credit Income directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries

54	June 30, 2013 |	Semiannual Report

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

2. Principal Risks (continued)

may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, Dynamic Credit Income investments in foreign currency-denominated securities may reduce the returns of the Fund.

Dynamic Credit Income is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject Dynamic Credit Income to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ stock to be more volatile than if the Funds’ did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds’ may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Funds’ performance. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements

Semiannual Report	| June 30, 2013	55

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

2. Principal Risks (continued)

contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between Dynamic Credit Income and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

PCM had security transactions outstanding with Lehman Brothers entities as the counterparty at the time the relevant Lehman Brothers entity filed for bankruptcy protection or was placed in administration. The security transactions associated with Lehman Brothers, Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Adjustments to anticipated losses for security transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivables is determined by an independent broker quote.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Funds use futures contracts to manage its exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized

56	June 30, 2013 |	Semiannual Report

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout

Semiannual Report	| June 30, 2013	57

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to

58	June 30, 2013 |	Semiannual Report

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

3. Financial Derivative Instruments (continued)

the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2013 for which the Funds are the seller of protection are disclosed in the Notes to Schedules of Investments, These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Semiannual Report	| June 30, 2013	59

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

3. Financial Derivative Instruments (continued)   4. Investment Manager/Sub-Adviser

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Funds with a counterparty of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.80% and 1.15% of the average daily total managed assets for PCM and Dynamic Credit Income, respectively. Total managed assets refer to the total assets of each Fund (including assets attributable to any reverse repurchase agreements and borrowings) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings). For these purposes, “borrowings” includes amount of leverage attributable to such instruments as reverse repurchase agreements.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the period ended June 30, 2013, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
PCM	—	—	$9,899,430	$20,918,279
Dynamic Credit Income	$1,579,342,996	$1,433,306,719	4,142,647,948	550,532,241

60	June 30, 2013 |	Semiannual Report

Notes to Financial Statements

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

June 30, 2013 (unaudited)

6. Income Tax Information

At June 30, 2013, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments for federal income tax purposes were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
PCM	$183,795,774	$30,063,432	$4,876,965	$25,186,467
Dynamic Credit Income	4,049,179,285	29,961,333	91,135,120	(61,173,787)

The difference between book and tax appreciation, if any, is attributable to wash sale loss deferrals.

7. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 1, 2013, the following dividends were declared to stockholders/shareholders payable August 1, 2013 to stockholders/shareholders of record on July 11, 2013.

PCM	$0.08 per common stock
Dynamic Credit Income	$0.15625 per share

On August 1, 2013, the following dividends were declared to stockholders/shareholders payable September 3, 2013 to stockholders/shareholders of record on August 12, 2013.

PCM	$0.08 per common stock
Dynamic Credit Income	$0.15625 per share

There were no other subsequent events identified that require recognition or disclosure.

Semiannual Report	| June 30, 2013	61

Financial Highlights

PCM Fund, Inc.

For a share of common stock outstanding throughout each period:

	Six Months ended June 30, 2013 (unaudited)		Year ended December 31,
			2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.35		$9.48	$9.88	$7.73	$5.77	$11.28

Investment Operations:
Net investment income	0.55		1.06	1.13	1.12	0.81	0.48 (1)
Net realized and change in unrealized gain (loss)	(0.12)		1.93	(0.47)	2.29	2.18	(4.84)
Total from investment operations	0.43		2.99	0.66	3.41	2.99	(4.36)

Dividends to Stockholders from Net Investment Income	(0.48)		(1.12)	(1.06)	(1.26)	(1.03)	(1.15)
Net asset value, end of period	$11.30		$11.35	$9.48	$9.88	$7.73	$5.77
Market price, end of period	$11.73		$12.02	$10.77	$10.80	$7.97	$6.13
Total Investment Return (2)	1.57%		23.34%	10.43%	54.01%	52.01%	(30.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$129,975		$130,461	$108,810	$113,020	$88,290	$65,572
Ratio of expenses to average net assets, including interest expense(3)	2.18	%(4)	2.59%	2.44%	2.41%	2.67%	4.22%
Ratio of expenses to average net assets, excluding interest expense	1.57	%(4)	1.76%	1.75%	1.75%	1.71%	1.67%
Ratio of net investment income to average net assets	9.61	%(4)	10.05%	11.30%	11.91%	12.86%	5.24%
Portfolio turnover rate	5%		13%	26%	28%	57%	23%

(1)	Calculated on average shares outstanding.

(2)	Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock. Total investment return for a period less than one year is not annualized.

(3)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

(4)	Annualized.

62	Semiannual Report	| June 30, 2013 |	See accompanying Notes to Financial Statements

Financial Highlights

PIMCO Dynamic Credit Income Fund

For a share outstanding throughout the period:

Period from January 31, 2013* through June 30, 2013 (unaudited)
Net asset value, beginning of period	$23.88**

Investment Operations:
Net investment income	0.52
Net realized and unrealized loss	(0.25)
Total from investment operations	0.27

Dividends to Shareholders from Net Investment Income	(0.63)

Share Transactions:
Offering costs charged to paid-in-capital in excess of par	(0.02)
Net asset value, end of period	$23.50
Market price, end of period	$22.91
Total Investment Return (1)	(6.52)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,225,290
Ratio of expenses to average net assets, including interest expense (2)	1.18%(3)
Ratio of expenses to average net assets, excluding interest expense	1.16%(3)
Ratio of net investment income to average net assets	4.82%(3)
Portfolio turnover rate	55%

*	Commencement of operations.

**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.

(1)	Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period less than one year is not annualized.

(2)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

(3)	Annualized.

See accompanying Notes to Financial Statements	|	Semiannual Report	| June 30, 2013	63

Annual Stockholder Meeting Results/Proxy Voting Policies & Procedures/ Loan Investments and Origination (unaudited)

PCM Fund, Inc./PIMCO Dynamic Credit Income Fund

Annual Stockholder Meeting Results:

PCM held its annual meeting of stockholders on April 30, 2013. Stockholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of James A. Jacobson — Class I to serve until the annual meeting for the 2016 fiscal year	10,103,933	219,295
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2016 fiscal year	10,128,658	194,570

The other members of the Board of Directors at the time of the meeting, namely, Messrs. Hans W. Kertess, Deborah A. DeCotis, John C. Maney* and Alan Rappaport continued to serve as Directors of PCM.

*	Interested Director

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ stockholder/shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Loan Investments and Origination:

The Funds may invest in loans and related investments, which include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. For more information on these and other risks, see Note 2 in the Notes to Financial Statements. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

64	June 30, 2013 |	Semiannual Report

Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

PCM Fund, Inc.

The Investment Company Act of 1940, as amended, requires that both the full Board of Directors (the “Directors”) and a majority of the non-interested Directors (the “Independent Directors”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”). The Directors met telephonically on June 10, 2013 and in person on June 25, 2013 (the “contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Directors were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meetings.

In connection with their deliberations regarding the continuation of the Agreements, the Directors, including the Independent Directors, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Directors considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Directors received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with investment classifications/objectives comparable to those of the Fund identified by Lipper (the “Lipper performance universe”), (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) the estimated profitability to the Investment Manager from its relationship with the Fund for the one year period ended December 31, 2012, (iv) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Directors’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Directors and were not the result of any single factor. Some of the factors that figured particularly in the Directors’ deliberations are described below, although individual Directors may have evaluated the information presented differently from one another, attributing different weights to various factors. The Directors recognized that the fee arrangement for the Fund is the result of review and discussion in prior years between the Independent Directors and the Investment Manager, that certain aspects of such arrangement may receive greater scrutiny in some years than in others, and that the Directors’ conclusions may be based, in part, on their consideration of this same arrangement during the course of the year and in prior years.

Fund-specific performance results reviewed by the Directors are discussed below. The

Semiannual Report	| June 30, 2013	65

Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PCM Fund, Inc.

comparative performance information was prepared and provided by Lipper and was not independently verified by the Directors. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The Directors reviewed, among other information, comparative information showing performance of the Fund against its Lipper performance universe for the one-year, three-year, five-year and ten-year periods ended March 31, 2013.

In addition, it was noted that the Directors considered matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Directors examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. Among other information, the Directors considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Directors reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Directors concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Directors considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of a peer expense group of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Directors.

The Directors specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Directors noted that while the Fund is not charged a separate administration fee (recognizing that the management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper category were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflects the effect of expense waivers/reimbursements (although none exist for the Fund).

The Directors noted that the expense group for the Fund provided by Lipper consisted of a total of seven closed-end funds, including the Fund. The Directors noted that only leveraged closed-end funds were considered for inclusion in the

66	June 30, 2013 |	Semiannual Report

Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PCM Fund, Inc.

group. The Directors also noted that average net assets of the common shares of the funds in the expense group ranged from $72.8 million to $509.3 million, and that four of the funds are larger in asset size than the Fund. The Directors also noted that the Fund was ranked seventh out of seven funds in the expense group for total expense ratio based on common share assets, fifth out of seven funds in the expense group for total expense ratio based on common share and leveraged assets combined, seventh out of seven funds in actual management fees based on common share assets and fourth out of seven funds in actual management fees based on common share and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked seventh having the highest fees/expenses in the expense group).

With respect to Fund total return performance relative to its Lipper performance universe (based on net asset value), the Directors noted that the Fund had second quintile performance for the one-year period and first quintile performance for the three-year, five-year and ten-year periods ended March 31, 2013.

In addition to their review of Fund performance based on net asset value, the Directors also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

Because the Sub-Adviser does not manage any funds or accounts, including institutional or separate accounts, with investment objectives and strategies similar to those of the Fund, the Directors did not consider the management fees charged by the Sub-Adviser to other clients.

The Directors also took into account that the Fund uses leverage, such as by the use of reverse repurchase agreements, which increase total assets and thus the absolute amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on total managed assets). In this regard, the Directors took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have leverage outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s shareholders, on the other. In this regard, the Directors considered information provided by the Investment Manager and the Sub-Adviser and related presentations as to why the Fund’s use of leverage continues to be appropriate and in the best interests of the Fund’s shareholders under current market conditions.

Based on a profitability analysis provided by the Investment Manager, the Directors also considered the estimated profitability to the Investment Manager from its relationship with the Fund and determined that such profitability did not appear to be excessive.

The Directors also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Directors did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Directors considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Directors concluded with respect to the Fund, within the context of their

Semiannual Report	| June 30, 2013	67

Matters Relating to the Directors’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PCM Fund, Inc.

overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to the investment performance of the Fund. The Directors also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Directors, including the Independent Directors, unanimously concluded that the continuation of the Agreements was in the interests of the Fund and its shareholders, and should be approved.

68	June 30, 2013 |	Semiannual Report

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

PIMCO Dynamic Credit Income Fund

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on December 12, 2012 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreement for initial terms of two years commencing upon their execution.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services to be performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) Lipper Inc. (“Lipper”) information on the total return investment performance for various time periods of a group of funds, including certain funds managed by the Sub-Adviser, with investment classifications/objectives comparable to those of the Fund (the Fund was, at the time, newly organized and had no performance history of its own), (ii) Lipper information on the management fees and other expenses of comparable funds in the Lipper peer group (the

“Lipper Fee Information”), (iii) information regarding the fees for other closed-end funds and private funds managed by the Investment Manager and the Sub-Adviser, (iv) an estimate of the profitability to the Investment Manager from its relationship with the Fund, (v) descriptions of various functions proposed to be performed by the Investment Manager and Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices and administrative services, and (vi) information regarding the overall organization of the Investment Manager and Sub-Adviser, including information regarding senior management, portfolio managers and other personnel proposed to provide investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser who would be responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment

Semiannual Report	| June 30, 2013	69

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Dynamic Credit Income Fund

Manager’s and the Sub-Adviser’s services to be provided with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager would provide to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to meet any reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of the Fund’s proposed fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and its projected total expense ratio and the management fees and total expense ratios of a peer group of funds based on the Lipper Fee Information.

The Trustees specifically took note of how the Fund was expected to compare to its Lipper peers as to management fee expense and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee (recognizing that the management fee includes a component for administrative services), it was not clear in all cases whether the peer funds comprising the Lipper Fee Information were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements (although none were proposed or reflected for the Fund) and do not reflect interest expense.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including other closed-end funds and private funds with similar investment objectives and policies to those of the Fund. The Trustees noted that the management fee to be paid by the Fund is lower than the management fees paid by the private funds offered for comparison, and is higher than the fees paid by the registered funds offered for comparison. The Trustees were advised that there are additional portfolio management challenges in managing the Fund, including the broader scope of the types of investments in which the Fund can invest, as compared to the other registered funds that were offered for comparison with lower fees.

The Trustees also considered that the proposed fees payable to the Investment Manager and Sub-Adviser under the Agreements are based on the Fund’s average daily total managed assets, including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding, and that therefore these fees will increase in absolute dollar terms to the extent that the Fund utilizes leverage through these instruments and other borrowings. In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to have leverage outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on the one hand, and the Fund’s shareholders, on the other. In this regard, the Trustees took into account information from the Sub-Adviser as to why management believes that leverage may be beneficial to the Fund and its common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager of its relationship with the

70	June 30, 2013 |	Semiannual Report

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

PIMCO Dynamic Credit Income Fund

Fund based on an estimated initial offering size of the Fund and determined that such profitability did not appear to be excessive. The Trustees also took into account that estimated profitability would increase if the Fund raised a higher level of assets in its initial public offering.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets following the IPO, so the net assets of the Fund are expected to grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale resulting from an increase in the Fund’s net assets attributable to common shares following the completion of the Fund’s initial public offering as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided by the Investment Manager and Sub-Adviser to the Fund. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the approval of the Agreements was in the interests of the Fund and its shareholders, and should be approved for initial two-year periods commencing upon their execution.

Semiannual Report	| June 30, 2013	71

Directors/Trustees

Hans W. Kertess

Chairman of the Board

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Brian S. Shlissel

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of the PCM Fund, Inc. and to the shareholders of PIMCO Dynamic Credit Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common stock/shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ stockholder/shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

©2013 Allianz Global Investors Distributors U.S. LLC	AZ613SA_063013

AGI-2013-07-02-7184

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Dynamic Credit Income Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: August 27, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel, President and Chief Executive Officer

Date: August 27, 2013

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: August 27, 2013